UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

INFORMATION REQUIRED IN INFORMATION STATEMENT

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Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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REVOLUTION LIGHTING TECHNOLOGIES, INC.

(Name of Registrant As Specified in Its Charter)

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REVOLUTION LIGHTING TECHNOLOGIES, INC.

177 BROAD STREET

STAMFORD, CONNECTICUT 06901

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 15, 2013

The Annual Meeting of Shareholders of Revolution Lighting Technologies, Inc. (“Revolution” or the “Company”) will be held on May 15, 2013 at 10:00 a.m. local time at 177 Broad Street, Stamford, Connecticut 06901. The meeting will be held for the following purposes:

1. To elect the nominees named herein to the Board of Directors.

2. To ratify the selection of McGladrey & Pullen, LLP as our independent registered public accounting firm to audit the consolidated financial statements of Revolution and its subsidiaries for the fiscal year ending December 31, 2013;

3. To hold an advisory vote on executive compensation, or Say on Pay, as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”);

4. To hold an advisory vote on the frequency of the Say on Pay vote, as required by the Dodd-Frank Act;

5. To approve the Revolution Lighting Technologies, Inc. 2013 Stock Incentive Plan;

6. To amend the Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock, $0.001 par value per share to 150,000,000; and

7. To consider other matters that may properly come before the meeting.

In addition to this Notice of Annual Meeting, we are sending you the attached Notice of Stockholder Action by Written Consent and Information Statement to inform you of resolutions adopted by our majority stockholder in lieu of a meeting of stockholders.

The Annual Meeting is a business-only meeting. It will not include any presentations by management.

Additional information regarding the Company is included in its Annual Report on Form 10-K and other documents filed with the Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549. These documents also are available on the Revolution website at www.rvlti.com under the “Investor Relations” tab. The Company will furnish a copy of its 2012 Annual Report on Form 10-K with this Notice and Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU

ARE REQUESTED NOT TO SEND US A PROXY

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To Our Stockholders:

We are delivering this Notice and the accompanying Information Statement to inform our stockholders about resolutions adopted by written consent, in lieu of a meeting of stockholders, by RVL 1, LLC (“RVL” or the “Majority Stockholder”), the holder of a majority of the shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), and all of the shares of the Company’s Series B Convertible Preferred Stock, $0.001 par value per share (the “Series B Shares”), which together constitute a majority of the Company’s outstanding voting capital.

On December 20, 2012, the Majority Stockholder adopted resolutions by written consent, in lieu of a meeting of stockholders, to do the following:

(i) create and issue shares of Series C Convertible Preferred Stock, $0.001 par value per share (the “Series C Shares”); and

(ii) create and issue shares of Series D Convertible Preferred Stock, $0.001 par value per share (the “Series D Shares”).

On February 21, 2013, the Majority Stockholder adopted a resolution by written consent in lieu of a meeting of stockholders, to do the following:

(i) create and issue shares of Series E Convertible Redeemable Preferred Stock, $0.001 par value per share (the “Series E Shares”).

The creation and issuance of the Series C Shares, the Series D Shares and the Series E Shares were approved by stockholder written consent pursuant to Section 228 of the Delaware General Corporation Law (“DGCL”), which permits any action that may be taken at a meeting of stockholders to be taken by written consent by the holders of the number of shares of voting stock required to approve the action at a meeting. All necessary corporate approvals in connection with the foregoing matters have been obtained.

The Information Statement is being furnished to the holders of the Company’s Common Stock pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the rules thereunder solely for the purpose of informing our stockholders of these corporate actions before they take effect. In accordance with Rule 14c-2 under the Exchange Act, the Series C and Series E Shares will become voting and convertible and the Series D shares will automatically convert into Common Stock on [May [—], 2013], twenty calendar days following the mailing of this Notice and the accompanying Information Statement (the “Trigger Date”), or as soon thereafter as is reasonably practicable.

The creation and issuance of the Series C Shares and the Series E Shares was approved and recommended by the Audit Committee pursuant to the authority delegated by the Company’s board of directors and the creation and issuance of the Series D Shares was approved and recommended by the board of directors of the Company prior to the stockholder action by written consent described in this Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU

ARE REQUESTED NOT TO SEND US A PROXY

You have the right to receive this Notice and the accompanying Information Statement if you were a stockholder of record of our Company at the close of business on March 28, 2013.

By order of the Board of Directors

Charles J. Schafer

President and Chief Financial Officer

April [—], 2013

INFORMATION STATEMENT

General

In this Information Statement, unless the context otherwise requires, “Revolution,” “we,” “our,” “us,” the “Company” and similar expressions refer to Revolution Lighting Technologies, Inc., a Delaware corporation.

We are delivering the enclosed Notice and this Information Statement to inform our stockholders about resolutions adopted by written consent in lieu of a meeting of stockholders by RVL, the holder of a majority of the shares of the Company’s Common Stock, and all of the shares of the Company’s Series B Shares, which together constitute a majority of the Company’s outstanding voting capital.

On December 20, 2012, RVL adopted resolutions by written consent, in lieu of a meeting of stockholders, to do the following:

(i) create and issue the Series C Shares; and

(ii) create and issue the Series D Shares.

On February 21, 2013, RVL adopted a resolution by written consent in lieu of a meeting of stockholders, to do the following:

(i) create and issue the Series E Shares.

The creation and issuance of the Series C Shares, the Series D Shares and the Series E Shares was approved by stockholder written consent pursuant to Section 228 of the DGCL, which permits any action that may be taken at a meeting of the stockholders to be taken by written consent by the holders of the number of shares of voting stock required to approve the action at a meeting. All necessary corporate approvals in connection with the matters referred to in the Information Statement have been obtained.

The Information Statement is being furnished to the holders of the Company’s Common Stock pursuant to Section 14(c) of the Exchange Act, and the rules thereunder solely for the purpose of informing our stockholders of these corporate actions before they take effect. In accordance with Rule 14c-2 under the Exchange Act, the Series C and Series E Shares will become voting and convertible and the Series D shares will automatically convert into Common Stock twenty calendar days following the mailing of the Notice and this Information Statement, on [May [—], 2013], the Trigger Date, or as soon thereafter as is reasonably practicable.

The creation and issuance of the Series C Shares, the Series D Shares and the Series E Shares was approved and recommended by the board of directors of the Company prior to the stockholder action by written consent described in this Information Statement.

This Information Statement is being mailed on or about April [—], 2013 to the Company’s stockholders of record as of March 28, 2013. This Information Statement constitutes notice to our stockholders of corporate actions taken by our stockholders without a meeting as required by the DGCL.

We will pay the costs of preparing and sending out the enclosed Notice and this Information Statement.

The date of this Information Statement is April [—], 2013.

The Written Consents

As of the Record Date, RVL owns 46,153,692 shares of our outstanding Common Stock, representing at least a majority of the Common Stock voting as a class, and all of our Series B Shares, which together represent a majority of the Company’s outstanding voting capital. RVL has executed written consents approving the creation and issuance of the Series C Shares, the Series D Shares and the Series E Shares as described herein. As of the Record Date, there were 75,621,444 shares of our Common Stock issued and outstanding and 2 Series B Shares issued and outstanding. No payment was made to any person or entity in consideration of execution of the written consents.

Background

The Company has entered into two separate investment agreements with RVL, an affiliate of Aston Capital, LLC, which is controlled by our Chairman and Chief Executive Officer, Robert V. LaPenta, whereby the Company issued to RVL the Series C Shares and the Series E Shares, respectively. Messrs. LaPenta, James A. DePalma, Robert V. LaPenta, Jr., and Robert A. Basil, Jr. serve on the Company’s Board of Directors and are also members of Aston Capital, LLC and officers of each of RVL and Aston Capital, LLC.

Series C Investment

On December 20, 2012, the Company closed an investment agreement with RVL whereby the Company issued to RVL 10,000 shares of the Company’s newly-created Series C Shares in consideration of a cash payment of $10 million. The proceeds from the investment were used to fund the cash consideration in the Seesmart merger (as described below), to pay fees and expenses in connection with the investment agreement and the Seesmart merger agreement and for working capital purposes. The Series C Shares are initially non-voting and non-convertible. The Series C Shares will become voting and convertible into shares of the Company’s Common Stock after the Company has complied with the requirements of Rule 14c-2 of the Exchange Act with respect to the written consent of the majority stockholder of the Company, dated as of December 20, 2012, approving the issuance of Common Stock upon conversion of the Series C Shares pursuant to Nasdaq Listing Rule 5635, which will be on [May [—], 2013], twenty calendar days following the mailing of the Notice and this Information Statement (the “Trigger Date”). From and after the Trigger Date, the Series C Shares will be convertible into Common Stock at a conversion price per share equal to $0.6889, subject to certain anti-dilution adjustments (the “Series C Conversion Price”).

In addition, for so long as the Series C Shares are outstanding, the Company will be prohibited from taking certain actions specified in the Series C Certificate of Designations without the consent of the holders of at least a majority of the then outstanding Series C Shares, including, among other things, authorization of additional shares of capital stock, increases in the size of the Board, declaration of dividends, consummation of certain business combination transactions, and incurrence of indebtedness and liens.

The Series C Shares will have a liquidation preference per share equal to the greater of (i) $1,000 (subject to customary adjustments with respect to events affecting the Series C Shares, the “Series C Stated Value”) plus accrued but unpaid dividends and (ii) such amount as would have been received had the Series C Shares converted into Common Stock immediately prior to the liquidation. In the event of a change in control of the Company or a merger or recapitalization in which the Series C Shares are converted into property or securities other than shares of Common Stock, the Series C Shares will be automatically converted into Common Stock at a premium of 150% (if such event occurs prior to December 20, 2017) or 125% (if such event occurs on or after December 20, 2017) of the Series C Stated Value in place immediately prior to such event. Furthermore, from and after December 20, 2017, if the trading price of a share of Common Stock exceeds 200% of the Series C Conversion Price then in effect for any twenty (20) trading days in the immediately preceding thirty (30) consecutive trading day period, the Company shall have the right to automatically convert the Series C Shares into Common Stock at the Conversion Price.

Each Series C Share shall be entitled to receive cumulative dividends payable at a rate per annum of 10% of the Series C Stated Value on the date of issuance (i.e. $1,000). Such dividends shall be payable through the issuance of additional Series C Shares on each anniversary of the date of issuance, shall not be paid in cash, and will accrue and cumulate daily. Additionally, the Series C Shares shall share ratably on an as converted basis with the Common Stock in the payment of all other dividends and distributions.

Series E Investment

On February 21, 2013, the Company, entered into an investment agreement with RVL whereby the Company issued to RVL 5,000 shares of the Company’s newly-created Series E Shares in consideration of a cash payment of $5 million. The proceeds from the investment are to be used for working capital purposes and to pay fees and expenses in connection with the investment agreement.

The Series E Shares are initially non-voting and non-convertible. The Series E Shares will become voting and convertible into shares of the Company’s Common Stock on the Trigger Date. At any time from and after the Trigger Date, the Series E Shares will be convertible into Common Stock at a conversion price per share equal to $1.17, subject to certain anti-dilution adjustments (the “Series E Conversion Price”). The Series E Shares will have a liquidation preference (the “Series E Liquidation Preference”) per share equal to the greater of (i) $1,000 (subject to customary adjustments with respect to events affecting the Series E Shares, the “Series E Stated Value”) plus accrued but unpaid dividends and (ii) such amount as would have been received had the Series E Shares converted into Common Stock immediately prior to the liquidation.

From and after the Trigger Date, RVL will have the right to elect four members to the Company’s board of directors (the “Board”), with the size of the Board not to exceed eight members. RVL’s right to elect four directors will decline proportionately to take into account subsequent material reductions in RVL’s ownership position in the Company.

The Company has the option to redeem all or any part of the Series E Shares for cash at any time subject to RVL’s right to convert and require delivery of shares of Common Stock. The redemption price to be paid by the Company is equal to 110% of the Series E Liquidation Preference if the Series E Shares are redeemed on or before the first anniversary of the date of the original issuance of the Series E Shares (the “Original Issue Date”), 105% of the Liquidation Preference if the Series E Shares are redeemed after the first anniversary of the Original Issue Date but on or prior to the second anniversary of the Original Issue Date, and the Liquidation Preference if the Series E Shares are redeemed at any time thereafter.

At the option of the holders of two-thirds (2/3) of the then-outstanding Series E Shares, the Company must redeem the number Series E Shares so requested for cash at the Series E Liquidation Preference. Such option can only be exercised on or after the third (3rd) anniversary of the Original Issue Date.

Each Series E Share shall be entitled to receive dividends (the “Series E Dividend”) payable at a rate per annum of five percent (5%) of the Series E Stated Value then in effect (the “Dividend Rate”). To the extent funds are legally available and the Company is not contractually prohibited from paying such Series E Dividend, the Series E Dividend must be declared and paid from and including the Original Issue Date on each six-month anniversary of the Original Issue Date. At the holder’s option, such dividends are payable through the issuance of additional Series E Shares or in cash. To the extent the Company is unable to pay any Series E Dividend (i.e. in the event funds are not legally available or the Company is contractually prohibited from making payment), any such unpaid Series E Dividend shall be cumulative and shall accrue and compound on a quarterly basis at the then applicable Dividend Rate. Such unpaid Series E Dividend shall be paid as soon as funds are legally available or as soon as the Company is no longer contractually prohibited from paying such Series E Dividend, as applicable. Additionally, the Series E Shares shall share ratably on an as-converted basis with the Common Stock in the payment of all other dividends and distributions.

In connection with the Series C and Series E investments, the Company entered into a Registration Rights Agreement Acknowledgement pursuant to which the Company acknowledged that the Registration Rights Agreement with RVL, disclosed in the Company’s Current Report on Form 8-K filed with the SEC on September 26, 2012, is applicable to the shares of Common Stock issuable upon conversion of the Series C Shares and Series E Shares.

The Series C and Series E investment agreements were each unanimously approved by the Audit Committee of the Company’s Board of Directors in accordance with Company’s procedures for approving related party transactions.

Series D Shares and Seesmart Merger

On December 20, 2012, the Company completed its acquisition of Seesmart Technologies, Inc. (“Seesmart”) pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 1, 2012, by and among Revolution, Seesmart Acquisition Company, Inc., a wholly-owned subsidiary of Revolution, Seesmart Merger Company, LLC, a wholly-owned subsidiary of Revolution, Seesmart and Ken Ames as stockholder representative. Seesmart, headquartered in Simi Valley, California, is an LED solutions provider serving the commercial, industrial and institutional lighting markets. The merger consideration consisted of approximately (i) $7.3 million in cash (the “Cash Consideration”) and (ii) 5.5 million shares of Common Stock and 12,000 shares of the Company’s newly-created Series D Shares (collectively, the “Stock Consideration”). The Cash Consideration was funded by the sale of Series C Shares to RVL (See, “Series C Investment” on page 2). The Series D Shares are non-voting and are initially non-convertible. The Series D Shares will be automatically converted into Common Stock on the Trigger Date at a conversion price per share equal to the Series D Conversion Price (which is currently $0.6959).

Under the Merger Agreement, five hundred thousand (500,000) shares of the Stock Consideration were placed in escrow for fifteen (15) months from the closing date and are available to compensate Revolution for certain losses, including any losses it may incur as a result of any breach of the representations and warranties or covenants of Seesmart contained in the Merger Agreement and for post-closing working capital adjustments to the merger consideration. An additional two hundred and fifty thousand (250,000) shares of the Stock Consideration will be placed in escrow to compensate Revolution for post-closing adjustments to the merger consideration based on (i) any working capital adjustments and (ii) any cash on hand adjustments.

The Board of Directors of each of Revolution and Seesmart unanimously approved the Merger Agreement and Seesmart obtained the requisite stockholder approval for the transactions contemplated by the Merger Agreement. For more information, see the Company’s Recent Report on Form 8-K/A filed with the SEC on March 22, 2013.

Voting and Vote Required

The Company is not seeking consents, authorizations or proxies from you. Section 228 of the Delaware General Corporation Law (“Section 228”) provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for a meeting. Approval of at least a majority of outstanding stock entitled to vote thereon and a majority of each class entitled to vote thereon as a class was required to approve the creation and issuance of the Series C Shares, the Series D Shares and the Series E Shares.

As of the Record Date, the Company had 75,621,444 shares of Common Stock outstanding and entitled to vote and 2 Series B Shares outstanding and entitled to vote. Each share of Common Stock is entitled to one vote and each share of Preferred Stock is entitled to 76 votes per share. On the Record Date, the Majority Stockholder beneficially owned, directly and indirectly, 46,153,692 shares of Common Stock and 2 Series B Shares, which together represent a majority of the Company’s outstanding voting capital. Accordingly, the written consent executed by the Majority Stockholder pursuant to Section 228 of the Delaware General Corporation Law is sufficient to approve the creation and issuance of the Series C Shares, the Series D Shares and the Series E Shares and no further stockholder action is required to approve any of the foregoing.

Notice Pursuant to Section 228

Pursuant to Section 228 of the Delaware General Corporation Law, the Company is required to provide prompt notice of the taking of a corporate action by written consent to the Company’s stockholders who have not consented in writing to such action. This Information Statement serves as the notice required by Section 228.

Dissenters’ Rights of Appraisal

The Delaware General Corporation Law does not provide dissenters’ rights of appraisal to the Company’s stockholders in connection with the issuance of the Series C Shares, the Series D Shares and the Series E Shares, or in connection with the issuance of shares of Common Stock upon conversion of such shares.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

RVL is an entity managed by Aston Capital, LLC and controlled by our Chairman and Chief Executive Officer, Robert LaPenta. Mr. LaPenta, James A. DePalma, Robert V. LaPenta, Jr., and Robert A. Basil, Jr. are directors of the Company. Messrs. LaPenta, DePalma, LaPenta, Jr. and Basil are all officers of RVL and members and officers of Aston Capital, LLC. Upon shareholder approval of the Revolution Lighting Technologies, Inc. 2013 Stock Incentive Plan, the Company has agreed to issue (i) 500,000 shares of restricted stock to Aston Capital, LLC in consideration for services provided under the Management Agreement (See, “Management Services Agreement” on page 20) and (ii) 250,000 shares of restricted stock to Charles J. Schafer in consideration for his services as President and Chief Financial Officer.

RVL holds 10,000 Series C Shares convertible into 14,515,894 shares of Common Stock after the Trigger Date at a conversion price per share equal to $0.6889 and 5,000 Series E Shares convertible into 4,273,504 shares of Common Stock after the Trigger Date at a conversion price per share equal to $1.17 (See, “Series C Investment” and “Series E Investment” on page 2).

Upon shareholder approval of the Revolution Lighting Technologies, Inc. 2013 Stock Incentive Plan, the Company has agreed to issue 60,000 shares of restricted stock to William Ingram, Dennis McCarthy and Stephen Virtue for their services as independent directors to the Company (See, “Proposal No. 5 – Approval of the Revolution Lighting Technologies, Inc. 2013 Stock Incentive Plan” on page 24).

Other than as set forth above, no director or executive officer, other than in his role as director or executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect by security holdings or otherwise, in the matters described herein which, to the extent such director, executive officer or associate of such director or executive officer is a stockholder of the Company, is not shared by all other stockholders pro-rata and in accordance with their respective stock ownership interests.

ANNUAL MEETING

OUTSTANDING SHARES AND VOTING RIGHTS

The Board of Directors has fixed the close of business on March 28, 2013 as the record date (the “Record Date”) for the determination of the holders of our Common Stock and the holders of the Company’s Series B Shares entitled to notice of, and to vote at, the annual meeting, and the holders of the Series C Shares, Series D Shares, and Series E Shares entitled to notice of the Annual Meeting. The holders of the Series C Shares, Series D Shares and Series E Shares are not entitled to vote at the annual meeting.

At the close of business on the Record Date, there were 75,621,444 shares of our Common Stock outstanding and entitled to vote to one vote each and 2 our Series B Shares outstanding and entitled to vote on as-converted basis of 153 shares of Common Stock.

RVL owns 46,153,692 shares of our outstanding Common Stock, representing a majority of the Common Stock voting as a class and all of the issued and outstanding Series B Shares, Series C Shares and Series E Shares. RVL acquired majority control of the Company through an investment agreement with the Company, dated September 12, 2012, whereby in consideration of a cash payment of $6 million, we agreed to issue to RVL 600,000 shares of the newly-created Series B Shares. On October 3, 2012, RVL converted 228,186 of the Series B Shares into 17,552,769 shares of Common Stock. When issued on September 25, 2012, the Series B Shares represented approximately 73% of the outstanding voting stock of the Company on an as-converted basis and resulted in a change in control of the Company under applicable NASDAQ regulations. NASDAQ granted the Company an exception from its stockholder voting requirement under Listing Rule 5635(f), which provides that an exception may be granted when (i) the delay in securing stockholder approval would seriously jeopardize the financial viability of the enterprise and (ii) reliance on such an exception has been previously approved by the audit committee of the board of directors comprised solely of independent, disinterested directors. NADAQ also granted the Company an exception from the voting rights requirements of Listing Rule 5640 and IM-5640 with respect to this transaction.

The Series B Shares held by RVL, together with the Common Stock acquired by RVL when it converted a portion of its Series B Shares on October 3, 2012, represented a majority of the outstanding voting stock of the Company on an as-converted basis.

As of the Record Date, the shares owned by RVL represent over 67.6% of the outstanding voting shares and the number of votes entitled to be cast on the matters to be considered at the Annual Meeting. RVL has advised the Company that it intends to vote “FOR” each of the nominees for election to the Board of Directors, “FOR” the selection of McGladrey & Pullen, LLP as our independent registered public accounting firm, “FOR” the advisory approval of our executive compensation, or Say On Pay, “FOR” the advisory approval of the frequency of the Say on Pay vote once every three years, “FOR” the approval of the Revolution Lighting Technologies, Inc. 2013 Stock Incentive Plan and “FOR” the amendment to the Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock. Therefore, the Company expects that each matter to be considered at the Annual Meeting will be approved.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the Annual Meeting, eight directors will be elected to hold office until the next Annual Meeting and until their successors have been elected and qualified. The eight director candidates receiving the highest number of affirmative votes will be elected as directors of the Company. Votes against the directors and votes withheld will have no legal effect. The Board has nominated the current eight directors of the Company for re-election to the Board at the Annual Meeting to serve until the 2014 Annual Meeting of Stockholders, or until their successors are elected and qualified.

If any of the nominees should become unavailable, your shares will be voted for a Board-approved substitute, or the Board may reduce the number of directors to be elected. If any director resigns, dies or is otherwise unable to serve out his term, or the Board increases the number of directors, the Board may fill the vacancy until the next annual meeting.

Name, age and present position, if any, with the Company	Period served as director, other business experience
Robert V. LaPenta, 67 Chairman, CEO

Mr. LaPenta has served as a member of our Board of Directors and as Chairman since September 2012. Mr. LaPenta has served as our Chief Executive Officer since January 2013. Mr. LaPenta is also a founder of Aston Capital, LLC, a private investment company specializing in investments in secure military communication companies and companies with green technologies. Mr. LaPenta has also served as a member of the Board of Directors of Leap Wireless International, Inc. (“Leap Wireless”) since March 2005. From August 2006 to August 2011, Mr. LaPenta served as Chairman, President and Chief Executive Officer of L-1 Identity Solutions, Inc. (“L-1”), a provider of technology solutions for protecting and securing personal identities and assets. From April 1997 to April 2005, Mr. LaPenta served as President and Chief Financial Officer and a director of L-3 Communications Holding, a company he cofounded in April 1997. Mr. LaPenta received a B.B.A. in accounting and an honorary degree in 2000 from Iona College in New York. Robert V. LaPenta is the father of Robert V. LaPenta, Jr.

Mr. LaPenta has extensive experience managing and developing intelligence companies as a result of his executive roles at Lockheed Martin Corporation and L-1 Identity Solutions, Inc. as well as extensive experience in investment companies. Mr. LaPenta also holds a substantial personal investment in our common and preferred stock through Aston Capital, LLC, of which he is a member.

Charles J. Schafer, 65 President and CFO

Mr. Schafer was appointed as the Company’s President and Chief Financial Officer as well as a member of our Board of Directors, effective as of January 29, 2013. Prior to this appointment, Mr. Schafer served as a consultant to various private equity and venture capital firms in the aerospace and defense market. Before his work as a consultant, from August 1998 to August 2011, Mr. Schafer was Senior Vice President of L-3 Communications, and President and COO of the Products Group at L-3 Communications. Mr. Schafer has also served as a member of the Board of Advisors to Sunnexxus Corp. since February 2012. Mr. Schafer has an M.S. from Columbia University Graduate School of Business and B.S. with honors from New York Institute of Technology in Accounting. Mr. Schafer has extensive experience managing and developing companies as a result of his executive roles at L-3 Communications Holdings, Inc.

James A. DePalma, 62

Mr. DePalma has served as a member of our Board of Directors since September 2012. Mr. DePalma is the Vice Chairman and Senior Managing Partner of Aston Capital since August 2011. Mr. DePalma brings three decades of operational and finance experience in the defense and technology industries.

Prior to joining Aston Capital, Mr. DePalma was the Executive Vice President, Chief Financial Officer and Treasurer of L-1. Prior to L-1, Mr. DePalma was a founding partner of L-1 Investment Partners. Prior to the formation of L-1 Investment Partners, Mr. DePalma served as a consultant to L-3 Communications Holdings, Inc. and was Chief Executive Officer of Core Software Technology, a leading software provider to the intelligence community and an equity investment of L-3 Communications Holdings, Inc.

Name, age and present position, if any, with the Company	Period served as director, other business experience

Mr. DePalma has also held high level executive positions with Westinghouse Electric Corporation, CBS Corporation and Viacom International including Corporate Vice President of Finance at Westinghouse Electric where he managed Mergers and Acquisitions and implemented the restructuring, reorganizing and integration of a variety of businesses ($30 billion in acquisitions/divestitures). Prior to joining CBS, Mr. DePalma was a Senior Partner at PriceWaterhouseCoopers specializing in Defense and Communications and M&A.

Mr. DePalma served as the Chairman of the Board of Broadband Enterprises, which was recently sold. Mr. DePalma also served on a number of boards including ImageSat International and CBS MarketWatch.

Robert V. LaPenta Jr., 44

Mr. R. LaPenta has served as a member of our Board of Directors since September 2012. Mr. R. LaPenta has been a Partner of Aston Capital, a private equity investment firm with a current focus on investments in the aerospace, defense, and intelligence markets, since August 2011. Mr. R. LaPenta has also served as a member of the board of directors of TherapeuticsMD, Inc. since February 2012. Mr. LaPenta previously served as Vice President of Mergers and Acquisitions and Corporate Strategy for L-1 from April 2007 to August 2011. Mr. LaPenta assisted L-1 senior management in identifying acquisition candidates and investments while assisting in due diligence, structuring, valuation, execution and related financing. Mr. LaPenta graduated in 1991 from Boston College with a B.A. in Accounting and Finance and is a registered CPA in the State of New York. Robert V. LaPenta Jr. is the son of Robert V. LaPenta.

Robert A. Basil Jr., 34

Mr. Basil has served as a member of our Board of Directors since September 2012. Mr. Basil has been a Partner of Aston Capital since August 2011. Mr. Basil brings extensive mergers, acquisitions, operational and financial experience and has been a key member in over 40 transactions and the deployment of $8 billion in capital in the Aerospace, Defense and Security Sector.

Prior to joining Aston Capital, Mr. Basil served as the Vice President of Strategic Planning and Business Operations at L-1 where he was responsible for implementing strategic initiatives and financial matters, working with and reporting to the Executive Vice President, Chief Financial Officer, including mergers, acquisitions, integration, planning, bids and proposals, treasury and financing matters. Prior to joining L-1, Mr. Basil served as the Director of Mergers and Acquisitions for L-1 Investment Partners as a key member in managing M&A activities of all potential investments as well as operational and financial oversight of portfolio businesses.

Prior to joining L-1 Investment Partners, he served as the Manager of Mergers, Acquisitions and Corporate Strategy at L-3 Communications Inc. Over his period of tenure L-3 deployed $5 billion in capital for acquisitions as the company grew from $4 billion to $10 billion in revenues. Prior to L-3, he worked for Deutsche Bank in their Telecom/Media/Technology Investment Banking group. Mr. Basil is a graduate of Georgetown University.

William D. Ingram, 56	Mr. Ingram has served as a member of our Board of Directors since September 2012. Mr. Ingram has been the Executive Vice President of Leap Wireless since February 2012, overseeing Leap Wireless’ spectrum, acquisitions, investments and strategic activities. Mr. Ingram has also been appointed as Leap Wireless’ acting CFO, effective March 1, 2012. Prior to joining Leap Wireless, Mr. Ingram served as Vice President and General Manager of AudioCodes, Inc., a telecommunications equipment company, from July 2006 to March 2007. Prior to that, Mr. Ingram served as the President and Chief Executive Officer of Nuera Communications, Inc., a provider of VoIP infrastructure

Name, age and present position, if any, with the Company	Period served as director, other business experience

solutions, from September 1996 until it was acquired by AudioCodes, Inc. in July 2006. Prior to joining Nuera Communications in 1996, Mr. Ingram served as the Chief Operating Officer of the clarity products division of Pacific Communication Sciences, Inc., a provider of wireless data communications products, as President of Ivie Industries, Inc. a computer security and hardware manufacturer, and as President of KevTon, Inc., an electronics manufacturing company. Mr. Ingram holds an A.B. in economics from Stanford University and an M.B.A. from Harvard Business School. Mr. Ingram will bring significant leadership experience to the Board of Directors based on his professional experience and services as an executive and board member to other technology companies.

Stephen G. Virtue, 44

Mr. Virtue has served as a member of our Board of Directors since September 2012. Mr. Virtue has been the Managing Director of Institutional Equity Capital Markets at Miller Tabak & Co., LLC since October 2002. Prior to joining Miller Tabak, Mr. Virtue served as the Director of Institutional Equity Capital Markets at Dain Rousher/Royal Bank of Canada where he covered various hedge funds from April 2000 to October 2002. From March 1998 to April 2000, Mr. Virtue worked at Paine Webber as Vice President of Institutional Equity Capital Markets. Prior to joining Pain Webber, Mr. Virtue worked at Smith Barney as a listed trader in New York from 1995 to 1997. Mr. Virtue holds a B.S. in marketing from Boston College, Carroll School of Management. Mr. Virtue serves on our Audit Committee. Mr. Virtue will provide significant expertise and a diverse background and perspective to our Board of Directors as a result of his executive experience in the financial industry.

Dennis McCarthy, 66	Mr. McCarthy has served as a member of our Board of Directors since September 2012. Mr. McCarthy has been the Financial Director for The Bloomingdale Family Program since 2008 and on served on their Board of Directors since January 2012. Prior to joining Bloomingdales, Mr. McCarthy spent nearly four decades at PricewaterhouseCoopers from 1968 through 2005, where he led the firm’s Global Telecommunications tax practice from 1997 to 2005 in addition to client responsibilities. He has also served as the Chairman of the Parent’s Committee at Barnard College from 2004 to 2008 and on the Audit Committee of the Winged Foot Golf Club from 2009 to 2012. Mr. McCarthy holds a B.S. in accounting from Clarkson University and is a CPA. Mr. McCarthy serves as our Audit Committee Chairman. Mr. McCarthy provides significant financial expertise to our Board of Directors.

The Board of Directors recommends a vote “FOR” each director.

CORPORATE GOVERNANCE

Our Board of Directors

On September 25, 2012, RVL, an affiliate of Aston Capital, LLC, invested $6 million in the Company through the purchase of the Series B Shares to provide strategic, operational and financial expertise with the goal of enabling the Company’s strategic growth and expansion. As a condition to this investment, all of the then existing four board members resigned on September 25, 2012 and Messrs. LaPenta, DePalma, Basil, R. LaPenta, Ingram, Virtue and McCarthy were appointed to the Board of Directors.

Our Board of Directors oversees the business and affairs of Revolution and monitors the performance of management. The directors keep themselves informed through discussions with our President and Chief Financial Officer, other key employees and our principal external advisors (legal counsel, independent auditors and other consultants), by reading reports and other materials that we send to them and by participating in Board and committee meetings. In 2012, the Board held 20 meetings (including regularly scheduled and special meetings). All of the current directors attended at least 75% of the total number of meetings of the Board and committees of the Board of Directors on which such director served.

The Board has determined that Messrs. Ingram, Virtue and McCarthy are independent under NASDAQ Rule 5605(a)(2). Since the Company is a “Controlled Company”, it is exempt from the NASDAQ rules which require a majority of the Board to be independent directors.

Board Committees

Our Board has two standing committees to assist it with its responsibilities as described below. We do not have a standing Nominating Committee; instead, our Board of Directors, as a whole, is responsible for selecting nominees for election as directors and electing executive officers as further described below. The Company believes that obtaining input from all directors in connection with Board nominations enhances the nominating process. In addition, the holders of the Series B Shares have certain rights to elect directors to the Board (See, Series B Directors on page 11). After the Trigger Date, the holders of the Series C Shares and the Series E Shares will have the same right to elect directors as the holders of the Series B Shares.

Audit Committee

The Audit Committee reviews and approves the audit reports rendered by the Company’s independent auditors and reviews the effectiveness of the Company’s internal accounting controls and procedures. The Audit Committee reports to the Board of Directors about such matters. The Audit Committee also appoints, oversees the work of and evaluates the independent auditors. The Audit Committee has a written charter available at www.rvlti.com under the “Investor Relations” tab.

During fiscal year 2012, Messrs. Ingram, Virtue and McCarthy served on the Audit Committee. Mr. McCarthy serves as Chairman of the Audit Committee. All of the members of the Audit Committee are “independent” (as defined by NASDAQ Rule 5605(a)(2)). Our Board of Directors has determined that Mr. McCarthy is the member of the Audit Committee who (i) qualifies as an “audit committee financial expert” under applicable Securities and Exchange Commission (“SEC”) rules and regulations governing the composition of the Audit Committee and (ii) satisfies the “financial sophistication” requirements of the NASDAQ listing standards. For a brief listing of Mr. McCarthy’s relevant experience, see “Proposal 1: Election of Directors”.

The Audit Committee met 5 times during fiscal year 2012. For a report on certain Audit Committee actions during 2012, see the “Audit Committee Report” on page 21.

Compensation Committee

The Compensation Committee reviews and determines compensation plans for the top three highest paid employees, reports to the Board of Directors about such matters and recommends the incentive plans for these employees. The Compensation Committee also administers our 2003 Stock Incentive Plan and will administer our 2013 Stock Incentive Plan (See, Proposal No. 5 – “Approval of the Revolution Lighting Technologies 2013 Stock Incentive Plan”). The Compensation Committee has a written charter. During fiscal year 2012, Messrs. LaPenta, DePalma and Ingram served on the Compensation Committee. Mr. LaPenta served as Chairman of the Compensation Committee.

Our Board of Directors has delegated to the Compensation Committee sole decision-making authority with respect to compensation decisions for our executive officers, including determinations of annual incentive opportunities. The Compensation Committee approves these payments and awards after considering our corporate performance and the individual performance of our executives. The Compensation Committee also administers the Company’s compensation plan for directors, employees and consultants. To assist in performing its duties, the Compensation Committee has the authority to engage external compensation consultants and other advisors. In 2012, the Compensation Committee did not retain any consultants or advisors to assist it in formulating or making executive compensation decisions.

The Compensation Committee did not meet during fiscal year 2012.

Series B Directors

Pursuant to the voting rights granted in the Series B Shares, for so long as the outstanding Series B Shares, on an as-converted basis, represent the percentages of the outstanding shares of Common Stock set forth below, after giving effect to the conversion into Common Stock of all outstanding Series B Shares, the holders of record of the Series B Shares, exclusively and as a separate class, shall be entitled to elect the number of directors of the Company (the “Series B Directors”) set forth in the table below:

Ownership Percentage	Series B Directors
Fifty percent (50%) or more	4
Thirty percent (30%) or more, but less than fifty percent (50%)	3
Twenty percent (20%) or more, but less than thirty percent (30%)	2
Five percent (5%) or more, but less than twenty percent (20%)	1

Currently the Series B Shares on an as-converted basis total 153 shares of Common Stock, or less than 1%, and, accordingly the holders of the Series B Shares are not entitled to elect directors to the Board. After the Trigger Date, the holders of the Series C and Series E shares will have the same director election rights as the holders of the Series B Shares have as set forth above, based on their aggregate ownership of common and preferred shares.

Director Nominating Process

The Company’s bylaws contain provisions which address the process by which a stockholder may nominate an individual to stand for election to the Board of Directors at the Company’s annual meeting of stockholders. A stockholder entitled to vote in the election of directors may nominate one or more persons for election as director at a meeting if written notice of that stockholder’s intent to make the nomination has been given to us, with respect to an election to be held at an annual meeting of stockholders (A) not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the date that our proxy statement is released to stockholders in connection with the previous year’s annual meeting of stockholders, or (B) (i) if no annual meeting was held in the previous year or (ii) the date of the annual meeting is more than 30 calendar days before or more than 60 days after such anniversary date, notice by the stockholders to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which the date of the annual meeting is publicly announced by the Company. With respect to an election to be held at a special meeting of stockholders, written notice of that stockholder’s intent to make the nomination shall have been given to us not less than ten (10) and not more than sixty (60) days before the date of the special meeting.

The notice shall include the name and address of the stockholder and his or her nominees, a description of the shares and derivative securities directly or indirectly owned by the stockholder, a representation that the stockholder is entitled to vote at the meeting and intends to nominate the person, a description of all arrangements or understandings between the stockholder and each nominee, other information as would be required to be included in a proxy statement soliciting proxies for the election of the stockholder’s nominees, and the consent of each nominee to serve as a director of the Company if so elected. We may require any proposed nominee to furnish other information as we may reasonably require to determine the eligibility of the proposed nominee to serve as a director of the Company. See “Proposals by Stockholders” on page 30 of this Information Statement for the deadline for nominating persons for election as directors for the 2014 annual meeting of stockholders.

The Company’s goal is to assemble a Board of Directors that brings to the Company a variety of perspectives and skills derived from business and professional experience. Although the Company does not have any formal rules or policies regarding minimum qualifications for nominees and has not adopted a formal policy with regard to the consideration of diversity when evaluating candidates for election to the Board, the Board considers a variety of criteria when evaluating potential Board members, as described below, and expects that its candidates be of the highest ethical character, share the values of the Company, be capable of discharging his or her fiduciary duties to the stockholders of the Company, have reputations, both personal and professional, consistent with the image and reputation of the Company, be highly accomplished in their respective field, and possess the relevant expertise and experience necessary to assist the Company with enhancing stockholder value.

The Board of Directors seeks new nominees for election to the Board, when necessary, through a variety of channels, including informal recommendations through business and personal contacts. Current members of the Board of Directors are polled for suggestions. Research also may be performed to identify qualified individuals. To date, the Company has not engaged third parties to identify, evaluate, or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third party search firm, if necessary.

The Board will evaluate any candidate recommended for nomination as a director, whether proposed by a stockholder, or identified through the Board’s own search processes, about whom it is provided appropriate information in a timely manner. The Board of Directors considers nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for renomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election, the Board of Directors will seek to identify nominees that possess the characteristics outlined below.

All new candidates for election to the Board and all Board members eligible for nomination for re-election to the Board are evaluated based upon a variety of criteria, including the following:

•	the adequacy of such candidate or Board member’s time available to commit to responsibilities as a member of the Board;

•	sound personal and professional integrity;

•	an inquiring and independent mind;

•	practical wisdom and mature judgment;

•	broad training and experience at the policy-making level of business, finance and accounting, or technology;

•	the appropriate size and the diversity of the Company’s Board of Directors;

•	the needs of the Company with respect to the particular talents and experience of its directors;

•

the knowledge, skills and experience of nominees, including experience in technology, business, or finance, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	familiarity with national and international business matters;

•	experience with accounting rules and practices; and

•	the need to satisfy governance and other standards set by the SEC and NASDAQ.

•	The Board of Directors may also consider such other factors as it may deem to be in the best interests of the Company and its stockholders.

The Company currently does not have a written policy with regard to director qualifications.

The experiences of each director as described under Proposal 1 – Election of Directors led the Board to conclude that each such person should serve on the Board.

Board Leadership Structure

On January 29, 2013, and effective as of the date thereof, the Company appointed Robert V. LaPenta, Chairman of the Board of Directors of the Company, to serve as Chief Executive Officer of the Company. The Board concluded that combining the position of Chairman and Chief Executive Officer best suits the Company’s needs due to Mr. LaPenta’s proven ability to provide strategic and operational guidance to management teams to accelerate global growth and build shareholder value. Mr. LaPenta will not receive a salary in connection with his service as Chief Executive Officer.

Board Role in Risk Oversight

The full Board exercises risk oversight at Revolution. Committees are designated to take the lead in discrete areas of risk oversight when appropriate. For example, the Audit Committee is primarily responsible for risk oversight relating to financial statements and the Compensation Committee is primarily responsible for risk oversight relating to executive compensation. Committees report to the Board on risk management matters.

Management presents to the full Board its view of the significant risks facing the Company in Board discussions throughout the year. Matters such as risk appetite and management of risk are also discussed. Risk is explicitly addressed in a wide range of Board discussions, including those relating to business unit activities, specific corporate functions and consideration of extraordinary transactions. The Board has full access to management, as well as the ability to engage advisors, in order to assist it in its risk oversight role.

Communications to the Board

Stockholders may communicate with the Company’s Board of Directors by mailing a communication to the entire Board or to one or more individual directors, in care of the Secretary, Revolution Lighting Technologies, Inc., 177 Broad Street, Stamford, Connecticut 06901. All communications from stockholders to Board members (other than communications soliciting the purchase of products and services) will be promptly relayed to the Board members to whom the communication is addressed.

Review, Approval or Ratification or Transactions with Related Persons

The Audit Committee reviews (on an ongoing basis, as appropriate) and approves or ratifies on behalf of the Company any proposed, on-going or completed transaction involving the Company and (i) any director or executive officer of the Company, (ii) any owner of 5% or more of any class or series of shares of the Company or (iii) such other person serving as an officer or member of the senior management of the Company or as a member of the board of directors or similar governing body of any subsidiary of the Company as may be designated in accordance with such policy or (iv) any member of the family of, or any company or other entity affiliated with, any such person, in each case considering any audit procedures or safeguards of the Company’s interests appropriate to be instituted in connection with such transaction.

Code of Business Conduct and Ethics

Revolution has set forth its policy on ethical behavior in a document called “Code of Business Conduct and Ethics.” This policy applies to the members of our Board of Directors and all employees, including (but not limited to) our principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions. This policy comprises written standards that are reasonably designed to deter wrongdoing and to promote the behavior described in Item 406 of Regulation S-K promulgated by the SEC. The text of this code of business conduct and ethics is posted on our internet site at www.rvlti.com/investor_relations, where we may also disclose any amendments to and waivers of the code.

EXECUTIVE OFFICERS

The following persons served as our executive officers in the capacities indicated below during the fiscal year ended December 31, 2012. Our executive officers are responsible for the management of our operations, subject to the oversight of the Board of Directors.

President and Chief Executive Officer	Michael A. Bauer

Chief Financial Officer	Gary Langford

As of January 29, 2013, the following persons began to serve as executive officers in the capacities indicated below.

Chief Executive Officer	Robert V. LaPenta

President and Chief Financial Officer	Charles J. Schafer

EXECUTIVE COMPENSATION

The tables below show salaries and bonuses paid during the last two years and options granted in fiscal year 2012 to our former President and Chief Executive Officer and our former Chief Financial Officer. No options were exercised in fiscal year 2012 by the executive officers named below. Revolution did not have any other executive officers serving at the end of fiscal year 2012 whose total salary and bonus exceeded $100,000.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock ($)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Michael A. Bauer (3)	2012 2011	235,000 243,662	0 109,675	0 0	0 108,121	0 19,113	235,000 480,571	(5)

Gary R. Langford (4) Chief Financial Officer	2012 2011	183,750 183,481	0 69,892	0 0	0 57,664	16,137	183,750 327,174	(6)

(1)	The amounts shown represent the grant date fair value of the option awards received by the named executive officer, determined in accordance with FASB ASC Topic 718, using the assumptions described under the caption “Stock-based compensation” in Note 1 of the Notes to the Company’s Financial Statements in our 2012 Annual Report on Form 10-K. Option awards based on performance conditions represent the grant date fair value based on the probable outcome as of the grant date, consistent with FASB ASC Topic 718. The following discloses the maximum value of the awards assuming that the highest level of performance conditions is probable: Mr. Bauer – $0 in 2012 and $193,073 in 2011; and Mr. Langford – $0 in 2012 and $102,972 in 2011.

(2)	All other compensation for Mr. Bauer consisted of a monthly allowance of $1,000 for automobile and other related expenses, and unused paid time off, which is paid upon an employee’s departure from the Company. All other compensation for Mr. Langford consisted of a monthly allowance of $800 for automobile and other related expenses and unused paid time off, which is paid upon an employee’s departure from the Company.

(3)	Mr. Bauer was the President and Chief Executive Officer of the Company in the year ended December 31, 2012. He resigned from his position at the Company effective as of January 29, 2013.

(4)	Mr. Langford was the Chief Financial Officer of the Company in the year ended December 31, 2012. He assumed his new role of Vice President of Finance on January 29, 2013 for a transition period, as described below.

(5)	In January, 2013, Mr. Bauer was paid $175,000 (less applicable withholdings and customary payroll deductions) pursuant to his separation and general release agreement with the Company in connection with his resignation.

(6)	On February 16, 2013, Mr. Langford entered into a transition, separation and general release agreement with the Company, whereby he resigned from his position as Chief Financial Officer and assumed the role of Vice President of Finance. Pursuant to this agreement, Mr. Langford will be paid a separation payment in the aggregate amount of $183,750 (less applicable withholdings and customary payroll deductions) with the potential to earn a bonus in the aggregate amount of $30,000 (less applicable withholdings and customary payroll deductions) subject to the reasonably satisfactory completion of his transitional duties as Vice President of Finance, as described in the agreement.

Narrative to Summary Compensation Table

Michael A. Bauer

From March 2009 through January 29, 2013, Michael A. Bauer served as our President and Chief Executive Officer. On January 24, 2013, it was mutually agreed by the Company and Mr. Bauer that he would resign from his position as President and Chief Executive Officer of the Company effective as of the close of business on January 29, 2013. Pursuant to the employment and non-competition agreement, dated as of February 11, 2008, by and between the Company and Mr. Bauer, Mr. Bauer received a base salary of $235,000 and performance based compensation. Mr. Bauer was eligible to receive performance bonus compensation to be determined by the Compensation Committee or the Board and a monthly automobile allowance of $1,000. Mr. Bauer received $109,675 in bonus compensation in the year ended December 31, 2011 and did not receive any bonus compensation in the year ending December 31, 2012.

In January 2011, we granted Mr. Bauer options to purchase 75,000 shares of common stock. Options to purchase 18,900 shares vested in January 2012, and options to purchase 56,100 shares expired unvested in the last quarter of 2011 because we did not achieve the specified performance milestones.

On January 25, 2013, the Company entered into a separation and general release agreement with Mr. Bauer specifying the final terms of his departure from the Company. This agreement included, among other things, a separation payment in the aggregate amount of $175,000, less applicable withholdings and customary payroll deductions. The agreement also specified that the Company’s obligations set forth in the indemnification agreement between Mr. Bauer and the Company will survive the termination of Mr. Bauer’s employment with the Company as set forth in such agreement. The agreement also contains additional provisions which are customary for agreements of this type. These include confidentiality, nonsolicitation and cooperation provisions, as well as a mutual release of claims. The agreement was effective as of January 29, 2013. There were no disagreements between the Company and Mr. Bauer on any matter relating to the Company’s operations, policies or practices.

Gary R. Langford

Gary R. Langford joined us as our Chief Financial Officer in January 2009. Since February 16, 2013, Mr. Langford has served as the Company’s Vice President of Finance. Pursuant to the offer letter from us to Mr. Langford, Mr. Langford receives a base salary of $183,750 per annum, a monthly car allowance of $800 and performance bonus compensation of up to 30% of his base salary. Mr. Langford received $69,892 in bonus compensation in the year ended December 31, 2011 and did not receive any bonus compensation in the year ended December 31, 2012.

In January 2011, we granted Mr. Langford options to purchase 40,000 shares of common stock. Options to purchase 10,080 shares vested in January 2012 and options to purchase 29,920 shares expired unvested in the last quarter of 2011 because we did not achieve the specified performance milestones.

On February 16, 2013, the Company entered into a transition, separation and general release agreement with Mr. Langford specifying (i) the terms of his resignation as Chief Financial Officer, (ii) his employment by the Company in the position of Vice President of Finance until the close of business on April 1, 2013 and (iii) the terms of a consulting arrangement during the period beginning on April 2, 2013 and ending on April 30, 2013. Per the agreement, the Company agreed to pay Mr. Langford (i) a separation payment in the aggregate amount of $183,750 (less applicable withholdings and customary payroll deductions and (ii) a bonus in the aggregate amount of $30,000 (less applicable withholdings and customary payroll deductions) subject to the reasonably satisfactory completion of his transitional duties as described in the agreement. The agreement also specified that the Company’s obligations set forth in the indemnification agreement between Mr. Langford and the Company will survive the termination of Mr. Langford’s employment with the Company as set forth in such agreement. The agreement also contains additional provisions which are customary for agreements of this type. These include confidentiality, nonsolicitation and cooperation provisions, as well as a mutual release of claims. There were no disagreements between the Company and Mr. Langford on any matter relating to the Company’s operations, policies or practices.

No options were granted to Mr. Bauer or Mr. Langford in 2012.

2012 Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth information as to the equity awards held by each of the named executive officers in the summary compensation table as of December 31, 2012:

Name	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Restricted Stock / Option Expiration Date
Michael A. Bauer
	10,000	(1)	0	$3.86	10/01/2014
	10,000	(2)	0	$3.86	10/01/2014
	40,000	(3)	0	$4.30	09/09/2015
	18,250	(4)	0	$4.30	09/09/2015
	19,750	(5)	0	$4.30	09/09/2015
	50,000	(6)	0	$2.20	11/30/2016
	19,750	(7)	0	$5.81	02/11/2018
	12,050	(8)	0	$7.34	01/04/2019
	18,900	(9)	0	$2.15	01/04/2021

Gary R. Langford
	10,000	(10)	0	$7.28	01/04/2019
	4,820	(11)	0	$6.42	05/20/2019
	10,080	(12)	0	$2.15	01/04/2021

(1)	Options to purchase 5,000 shares vested on October 1, 2004 and 5,000 shares vested on October 1, 2005.

(2)	Fully vested on December 31, 2005.

(3)	Fully vested on September 9, 2005.

(4)	Fully vested on January 15, 2007.

(5)	Fully vested on January 15, 2008.

(6)	Fully vested on December 7, 2006.

(7)	Fully vested on January 15, 2009.

(8)	Fully vested on January 15, 2010.

(9)	Fully vested on January 15, 2012.

(10)	Options to purchase 3,333 shares vested on January 5, 2010, options to purchase 3,333 shares vested on January 5, 2011 and the remaining options to purchase 3,334 shares vested on January 5, 2012.

(11)	Fully vested on January 15, 2010.

(12)	Fully vested on January 15, 2012.

DIRECTOR COMPENSATION

Meeting Fees and Expenses

Currently, we do not provide our directors with cash compensation. We do, however, reimburse them for travel and other related expenses. Previously, we compensated directors who were not employees of the Company with an annual stipend and $500 for each meeting attended.

Restricted Stock Awards

Subject to shareholder approval of the 2013 Stock Incentive Plan, we intend to compensate our independent directors with grants of restricted stock. In January, 2013, subject to shareholder approval of the 2013 Stock Incentive Plan, the Board approved the grants of 60,000 shares of restricted stock with equal vesting over three years to each of Messrs. Ingram, Virtue and McCarthy.

The following table sets forth information regarding the compensation received by each of our non-employee directors who served as such during the year ended December 31, 2012. Messrs. Protiva, Richardson, Brown, Doherty and Yager resigned on September 25, 2012.

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	Stocks ($)	All Other Compensation ($)	Total ($)
Edgar Protiva	20,500	5,678
Chris Richardson	18,000	5,678
Michael Brown	500	0
Patrick Doherty		0
William Yager	20,500	7,192
Robert V. LaPenta		0
James DePalma		0
Robert A. Basil, Jr.		0
Robert V. LaPenta, Jr.		0
William D. Ingram		0
Stephen G. Virtue		0
Dennis McCarthy		0

(1)	Consists of annual cash retainer fees and fees paid for attending meetings of the Board of Directors and Board Committees previously paid to nonemployee directors for service as members of the Company’s Board of Directors and Board Committees. For further information concerning such fees, see the section above entitled “Director Compensation – Meeting Fees and Expenses.”

(2)	Consists of the annual stock options awarded to non-employee directors for service on the Company’s Board of Directors. The amounts shown represent the grant date fair value of the option awards received by the director in 2011, determined in accordance with FASB ASC Topic 718, using the assumptions described under the caption “Stock-based compensation” in Note 1 of the Notes to the Company’s Financial Statements in our 2012 Annual Report on Form 10-K.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Based solely upon a review of the copies of such forms furnished to us and written representations from our executive officers, directors and greater than 10% beneficial stockholders, we believe that during the fiscal year ended December 31, 2012, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis.

VOTING SECURITIES

INFORMATION ABOUT BENEFICIAL OWNERSHIP OF REVOLUTION STOCK

Set forth below is certain information as of March 28, 2013, with respect to the beneficial ownership determined in accordance with Rule 13d-3 under the Exchange Act of our common stock by (a) each person who, to our knowledge, is the beneficial owner of more than 5% of our outstanding common stock, (b) each director and nominee for director, (c) each of the executive officers named in the Summary Compensation Table on page 13 of this Information Statement and (d) all of our executive officers and directors as a group. Unless otherwise stated, the business address of each person listed is c/o Aston Capital, LLC, 177 Broad Street, Stamford, Connecticut 06901.

	Securities Beneficially Owned (A)
Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Shares Outstanding
5% Security Holders:

RVL 1, LLC (1)	64,943,243	67.6%
Aston Capital, LLC (1)	64,943,243	67.6%
Robert V. LaPenta (1)	64,943,243	67.6%
James A. DePalma (1)(2)	65,058,243	67.7%
Robert V. LaPenta, Jr. (1)	64,943,243	67.6%
Robert A. Basil, Jr. (1)	64,943,243	67.6%

Officers, Directors and Nominees:

Robert V. LaPenta (1)	64,943,243	67.6%
James A. DePalma (1)(2)	65,058,243	67.7%
Robert V. LaPenta, Jr. (1)	64,943,243	67.6%
Robert A. Basil, Jr. (1)	64,943,243	67.6%
Stephen G. Virtue	0	*
William D. Ingram	0	*
Dennis McCarthy	0	*
Charles J. Schafer	0	*
Gary R. Langford (3)	25,900	*
All current directors and officers as a group (5 persons)	64,943,243	67.6%

*	Less than 1%

(A)	The shares beneficially owned and ownership percentages reflected in the table above are based on the inclusion in the calculations for each individual or entity of shares of our Common Stock underlying (i) preferred shares held by such individual or entity that are convertible into our Common Stock within a period of 60 days from the record date and (ii) options held by such individual or entity that are exercisable within a period of 60 days from the record date.

(1)	Includes 18,789,551 shares issuable upon conversion of all of the Series B Shares, Series C Shares and Series D Shares held by RVL. RVL 1 LLC is controlled by Mr. Robert V. LaPenta, an officer and member of RVL 1 LLC, and by Aston Capital LLC, the managing member of RVL 1 LLC. Mr. Robert V. LaPenta, Mr. James A. DePalma, Mr. Robert V. LaPenta Jr. and Mr. Robert A. Basil Jr. are members and officers of Aston Capital LLC. Accordingly, each of the foregoing persons may be deemed to be the beneficial owner of 64,943,243 shares of Common Stock. Unless otherwise noted, each of the foregoing persons shares voting and investment power with respect to their holdings with: RVL 1 LLC, Aston Capital LLC, Mr. Robert V. LaPenta, Mr. James A. DePalma, Mr. Robert V. LaPenta Jr. and Mr. Robert A. Basil Jr. Each of the foregoing persons expressly disclaim (a) the existence of any group and (b) beneficial ownership with respect to any shares other than the shares owned of record by such reporting person.

(2)	Includes 115,000 shares of Common Stock owned by Mr. DePalma beneficially in his own account. Mr. DePalma has sole voting and sole investment discretion with respect to the 115,000 shares of Common Stock held in his own account.

(3)	This amount consists of (i) 1,000 shares of Common Stock and (ii) 24,900 shares of Common Stock that may be acquired upon the exercise of options.

TRANSACTIONS WITH RELATED PERSONS

The Company entered into two separate investment agreements with RVL, an affiliate of Aston Capital, LLC, which is controlled by our Chairman and Chief Executive Officer, Robert V. LaPenta, whereby the Company issued to RVL the Series C Shares and the Series E Shares, respectively. Messrs. LaPenta, DePalma, LaPenta, Jr., and Basil are members of Aston Capital, LLC and officers of each of RVL and Aston Capital, LLC. The Company has also entered into a management services agreement with Aston Capital, LLC.

Series C Investment

On December 20, 2012, the Company closed an investment agreement with RVL whereby the Company issued to RVL 10,000 shares of the Company’s newly-created Series C Shares in consideration of a cash payment of $10 million. The Series C Shares are initially non-voting and non-convertible and will become voting and convertible into shares of the Company’s Common Stock after the Trigger Date. (See, “Written Consents” on page 2). From and after the Trigger Date, the Series C Shares will be convertible into Common Stock at a conversion price per share equal to $0.6889, subject to certain anti-dilution adjustments (the “Series C Conversion Price”).

The Series C Shares will have a liquidation preference per share equal to the greater of (i) $1,000 (subject to customary adjustments with respect to events affecting the Series C Shares, the “Series C Stated Value”) plus accrued but unpaid dividends and (ii) such amount as would have been received had the Series C Shares converted into Common Stock immediately prior to the liquidation. In the event of a change in control of the Company or a merger or recapitalization in which the Series C Shares are converted into property or securities other than shares of Common Stock, the Series C Shares will be automatically converted into Common Stock at a premium of 150% (if such event occurs prior to December 20, 2017) or 125% (if such event occurs on or after December 20, 2017) of the Series C Stated Value in place immediately prior to such event. Furthermore, from and after December 20, 2017, if the trading price of a share of Common Stock exceeds 200% of the Series C Conversion Price then in effect for any twenty (20) trading days in the immediately preceding thirty (30) consecutive trading day period, the Company shall have the right to automatically convert the Series C Shares into Common Stock at the Conversion Price.

Each Series C Share shall be entitled to receive cumulative dividends payable at a rate per annum of 10% of the Series C Stated Value on the date of issuance (i.e. $1,000). Such dividends shall be payable through the issuance of additional Series C Shares on each anniversary of the date of issuance, shall not be paid in cash, and will accrue and cumulate daily. Additionally, the Series C Shares shall share ratably on an as converted basis with the Common Stock in the payment of all other dividends and distributions.

Series E Investment

On February 21, 2013, the Company closed an investment agreement with RVL whereby the Company issued to RVL 5,000 shares of the Company’s newly-created Series E Shares in consideration of a cash payment of $5 million. The Series E Shares are initially non-voting and non-convertible and will become voting and convertible into shares of the Company’s Common Stock after the Trigger Date (see “Written Consent” on page 2). At any time from and after the Trigger Date, the Series E Stock will be convertible into Common Stock at a conversion price per share equal to $1.17, subject to certain anti-dilution adjustments (the “Series E Conversion Price”).

From and after the Trigger Date, the holders of the Series E Shares, in addition to the holders of the Series B Shares and the Series C Shares, will have the right to elect up to four members to the Company’s board of directors, with the size of the Board not to exceed eight members. The right of the holders of the Series B Shares, Series C Share and Series E Shares to elect directors will decline proportionately to take into account subsequent material reductions in their ownership position in the Company.

The Series E Shares will have a liquidation preference (the “Series E Liquidation Preference”) per share equal to the greater of (i) $1,000 (subject to customary adjustments with respect to events affecting the Series E Shares, the “Series E Stated Value”) plus accrued but unpaid dividends and (ii) such amount as would have been received had the Series E Shares converted into Common Stock immediately prior to the liquidation.

The Company has the option to redeem all or any part of the Series E Shares for cash at any time subject to RVL’s right to convert and require delivery of shares of Common Stock. The redemption price to be paid by the Company is equal to 110% of the Series E Liquidation Preference if the Series E Shares are redeemed on or before the first anniversary of the date of the original issuance of shares of Series E Shares (the “Original Issue Date”), 105% of the Liquidation Preference if the Series E Shares are redeemed after the first anniversary of the Original Issue Date but on or prior to the second anniversary of the Original Issue Date, and the Liquidation Preference if the Series E Shares are redeemed at any time thereafter.

At the option of the holders of two-thirds (2/3) of the then-outstanding Series E Shares, the Company must redeem the number of Series E Shares so requested for cash at the Series E Liquidation Preference. Such option can only be exercised on or after the third (3) anniversary of the Original Issue Date.

Each Series E Share shall be entitled to receive dividends (the “Series E Dividend”) payable at a rate per annum of five percent (5%) of the Series E Stated Value then in effect (the “Dividend Rate”). To the extent funds are legally available and the Company is not contractually prohibited from paying such Series E Dividend, the Series E Dividend must be declared and paid from and including the Original Issue Date on each six-month anniversary of the Original Issue Date. At the holder’s option, such dividends are payable through the issuance of additional Series E Shares or in cash. To the extent the Company is unable to pay any Series E Dividend (i.e. in the event funds are not legally available or the Company is contractually prohibited from making payment), any such unpaid Series E Dividend shall be cumulative and shall accrue and compound on a quarterly basis at the then applicable Dividend Rate. Such unpaid Series E Dividend shall be paid as soon as funds are legally available or as soon as the Company is no longer contractually prohibited from paying such Series E Dividend, as applicable. Additionally, the Series E Shares shall share ratably on an as-converted basis with the Common Stock in the payment of all other dividends and distributions.

The Series C and Series E investment agreements were each unanimously approved by the Audit Committee of the Company’s Board of Directors in accordance with Company’s procedures for approving related party transactions.

Management Services Agreement

The Company entered into a management services agreement with Aston Capital, LLC (the “Management Agreement”) to memorialize certain management services that Aston Capital, LLC has been providing to the Company since RVL acquired majority control of the Company’s voting stock on September 25, 2012. Pursuant to the Management Agreement, Aston Capital, LLC has provided consulting services in connection with financing matters, budgeting, strategic planning and business development, including, without limitation, assisting the Company in (i) analyzing the operations and historical performance of target companies; (ii) analyzing and evaluating the transactions with such target companies; (iii) conducting financial, business and operational due diligence, and (iv) evaluating related structuring and other matters.

In consideration of the services provided by Aston Capital, LLC under the Management Agreement, upon shareholder approval of the Revolution Lighting Technologies, Inc. 2013 Stock Incentive Plan (the “Plan”), the Company has agreed to issue 500,000 shares of restricted common stock under the Plan to Aston Capital, LLC. The shares will vest in three equal annual increments, with the first such vesting date being September 25, 2013. The Audit Committee of the Board will consider from time to time (at a minimum at such times when the Compensation Committee evaluates Director compensation) whether additional compensation to Aston Capital, LLC is appropriate given the nature of the services provided.

The Management Agreement was unanimously approved by the Audit Committee of the Company’s Board of Directors in accordance with the Company’s procedures for approving related party transactions.

AUDIT COMMITTEE REPORT

The following is the report of our Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2012.

The Audit Committee reviewed and discussed the Company’s audited financial statements with management, which has primary responsibility for the financial statements. McGladrey & Pullen, LLP, our independent registered public accounting firm, is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States of America.

The Audit Committee also received the written disclosures and the letter from McGladrey & Pullen, LLP which is required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Committee concerning independence, and has discussed with McGladrey & Pullen, LLP their independence. The Audit Committee also concluded that McGladrey & Pullen, LLP’s provision of audit and non-audit services to the Company and its subsidiaries, as described in this Information Statement, is compatible with McGladrey & Pullen, LLP’s independence.

Conclusion

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for filing with the Securities and Exchange Commission.

Respectfully submitted by the Audit Committee of the Board of Directors.

Dennis McCarthy, Chairman

William Ingram

Stephen G. Virtue

The information contained in the foregoing report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference in a filing.

PRINCIPAL ACCOUNTING FEES AND SERVICES

The following table sets forth the aggregate fees for services related to fiscal years 2012 and 2011 provided by McGladrey & Pullen, LLP, our principal accountants.

	Fiscal 2012	Fiscal 2011
Audit Fees (1)	$616,433	$161,572
Audit-Related Fees	$—	$—
Tax Fees (2)	$10,000	$17,000
All Other Fees (3)	$—	$—

(1)	Audit Fees represent fees billed for professional services rendered for the audit of our annual consolidated financial statements, including reviews of our quarterly financial statements, as well as audit services provided in connection with other regulatory filings in connection with our fiscal years 2012 and 2011 filings of reports or registration statements on Form 10-K, Form 10-Q, Form S-1, and Form 8-K.

(2)	Tax Fees represent fees for professional services related to tax reporting, compliance and transaction services assistance.

(3)	All Other Fees represent fees for services provided to us not otherwise included in the categories above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

The Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor. Prior to engagement of an independent auditor, the Audit Committee pre-approves the services to be provided. The fees for services are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors recommends that the stockholders ratify the selection of McGladrey & Pullen, LLP, as the independent registered public accounting firm to audit our accounts and those of our subsidiaries for the fiscal year ending December 31, 2013. The Audit Committee approved the selection of McGladrey & Pullen, LLP as our independent registered public accounting firm for fiscal 2013. McGladrey & Pullen, LLP is currently our independent registered public accounting firm.

The Board of Directors recommends a vote “FOR” this proposal.

PROPOSAL NO. 3

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

The Board of Directors recommends that the stockholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers for the fiscal year ended December 31, 2102 as disclosed in this Information Statement, including the compensation tables and narrative discussion.

Under the rules of the Securities Exchange Commission (the “SEC”), the Company is required to provide its shareholders with the opportunity to cast an advisory vote on the executive compensation program for the Company’s named executive officers. This proposal is frequently referred to as a “say-on-pay” vote.

As disclosed in more detail under “Compensation Committee” on page 10, the Compensation Committee reviews and determines the compensation for our executives. The overall goal of the Company’s system of compensation is to help the Company attract, motivate and retain talented and dedicated executives, orient its executives toward the achievement of business goals, and link the compensation of its executives to the Company’s success.

The Board of Directors believes that our executive compensation comports with the objectives described above and therefore recommends that shareholders vote “FOR” this proposal.

PROPOSAL NO. 4

ADVISORY VOTE ON HOW OFTEN THE COMPANY WILL CONDUCT AN ADVISORY VOTE ON

EXECUTIVE COMPENSATION

As described in Proposal No. 3 on page 23 of this Information Statement, under the rules of the SEC, the Company is required to provide shareholders with a “say-on-pay” vote, which is a non-binding advisory vote on the executive compensation program for the named executive officers of the Company as described in the Information Statement. The rules of the SEC also require the Company to provide shareholders with the opportunity to cast a non-binding advisory vote on whether the say-on-pay vote will occur every one, two or three years, or whether shareholders wish to abstain from this vote.

The Compensation Committee and the Board of Directors recognize the importance of receiving regular input from shareholders on important issues such as executive compensation. The Compensation Committee and the Board also believe a well structured compensation program should include features that drive the creation of shareholder value over the long term. The Compensation Committee and the Board of Directors believe that the effectiveness of a compensation program that focuses on long-term as well as short-term interests of the Company and its shareholders should be evaluated every two years.

This advisory vote on the frequency of advisory votes on executive compensation is not binding, but the Board may take the results of this vote into account when considering the frequency of holding future advisory votes on executive compensation.

The Board of Directors recommends that shareholders vote for a frequency of future advisory votes on executive compensation of “TWO YEARS” (meaning every two years).

PROPOSAL NO. 5

APPROVAL OF THE

REVOLUTION LIGHTING TECHNOLOGIES, INC. 2013 STOCK INCENTIVE PLAN

On April 9, 2013, our Board of Directors adopted the Revolution Lighting Technologies, Inc. 2013 Stock Incentive Plan (the “Plan”), subject to approval by our stockholders, to replace the Company’s 2003 Stock Incentive Plan (the “2003 Plan”). If approved by our stockholders, an aggregate of 2,000,000 shares of our common stock may be issued pursuant to the Plan to officers, employees, non-employee directors and consultants of the Company and its affiliates. Awards under the Plan may be made in the form of stock options (which may constitute incentive stock options (“ISOs”) or nonqualified stock options (“NQOs”)), share appreciation rights (“SARs”), restricted shares, restricted share units, performance awards, stock bonus awards and other stock-based awards. In addition, certain awards under the Plan may be denominated or settled in cash, including annual bonus awards.

In addition, our stockholders are being asked to approve the performance goals under the Plan so that certain incentive awards granted under the Plan may qualify as exempt performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), which otherwise generally disallows the corporate tax deduction for compensation paid in excess of $1 million annually to each of the chief executive officer and the four other most highly paid executive officers of publicly-held companies.

As of December 31, 2012, there were 706,803 common shares to be issued upon exercise of outstanding options with a weighted-average exercise price of $4.27, under the 2003 Plan. In April, 2013, the Board of Directors determined that no further options will be granted under the 2003 Plan.

Summary Description of the Plan

A summary of the Plan is set forth below. This summary is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached hereto as Annex A.

Administration and Duration. The Plan will be administered by the Compensation Committee of the Board (the “Committee”). Subject to the provisions of the Plan, the administrator of the Plan will have authority in its discretion to, among other things, (i) designate participants, (ii) determine the type of awards to be granted to a participant, (iii) determine the number of shares of common stock to be covered by awards, (iv) determine the terms and conditions of any award; (v) interpret and administer the Plan, and (v) make any other determination and take any other action that it deems necessary or desirable for the administration of the Plan. The Committee’s determinations under the Plan shall be final and binding on all persons. Unless terminated earlier by the Board of Directors, the Plan will terminate on [—], 2023.

Limit on Awards under the Plan. The maximum number of shares of common stock which may be issued under the Plan is 500,000 shares, all of which may be issued pursuant to ISOs. Shares of common stock subject to an option or SAR that for any reason expires, is cancelled, or is otherwise terminated unexercised as to such shares, and any shares that are forfeited or repurchased by us in respect of any other award, shall again be available under the Plan. The maximum number of shares of common stock available under the Plan for the grant of options and SARs to any one individual during any calendar year is limited to 300,000 shares. The maximum number of shares of common stock subject to awards (other than options and SARs) that are intended to qualify as performance-based compensation under Section 162(m) of the Code and may be paid to any one individual based on the achievement of performance goals is limited to 300,000 shares, or if such award is payable in cash, $750,000. The foregoing share limits are subject to adjustment pursuant to the Plan in the event of stock splits, stock dividends and other capital events. The shares of common stock to be delivered pursuant to the Plan may be authorized but unissued shares or treasury shares. The closing price of our common stock as reported by [—] on [—], 2013 was $[—].

Eligibility. Awards under the Plan may be granted to employees, directors and consultants of the Company and its affiliates; provided, however, that (i) only Employees of the Company or any of its subsidiaries are eligible to be granted ISOs, and (ii) only Awards of NQOs and Restricted Shares may be granted to Consultants that are not individuals. As of [—], approximately 46 employees, as well 3 non-employee directors and 5 consultants will be eligible to participate in the Plan.

Types of Awards. The Committee is authorized to grant stock options, SARs, restricted shares, restricted share units, performance awards, stock bonus awards and other stock-based awards pursuant to the Plan. Awards under the Plan will, in general, be subject to such vesting and other terms and conditions (including, the attainment of performance goals) as the Committee shall determine.

Stock Options. Stock Options may be ISOs or NQOs and will have an exercise price that is not less than 100% of the fair market value of our common stock as of the date of grant (or, in the case of ISOs granted to any participant owning more than 10% of the voting power of all classes of shares of the Company or a subsidiary (a “10% holder”), not less than 110% of the fair market value). Each option shall expire no later than the tenth anniversary of its date of grant (or, in the case of ISOs granted to a 10% holder, the fifth anniversary). The method of payment for shares issued upon exercise of an option will be specified in each option agreement. Generally, the Plan permits payment to be made by cash, check, other shares of our common stock (subject to certain limits), outstanding awards, or any combination of the foregoing or by any other lawful consideration approved by the Committee.

Share Appreciation Rights. The Committee may issue SARs either independently or in tandem with options (with SARs granted in tandem with ISOs being granted at the same time as the ISOs). SARs entitle the holder to receive an amount measured by multiplying (i) the amount by which the fair market value of a share of common stock on the date of exercise exceeds the base price specified in the award agreement pertaining to such SAR by (ii) the number of shares of common stock with respect to which the SAR is exercised. Payment of SARs may be made in cash, in shares of common stock with a fair market value equal to the amount of the payment, or a combination thereof, as determined by the Committee. SARs shall be exercisable over an exercise period determined by the Committee, which will not exceed ten years from the date of grant; provided, however, that a tandem SAR shall expire no later than the related Option. The base price of SARs (used in calculating appreciation at exercise) will be no less than the fair market value of a share of our common stock on the date of grant.

Restricted Shares and Restricted Share Units. The Committee may award restricted shares of common stock, which are subject to vesting conditions, transfer restrictions and a risk of forfeiture during a specified restricted period. The Committee may also award restricted share units (“RSUs”), which entitle the recipient thereof to receive a specified number of shares of common stock, an amount in cash equal to the value thereof, or a combination thereof, as determined by the Committee, upon settlement of the RSUs (which, in general, will occur at the end of the restricted period), if the vesting conditions applicable to such RSU award are satisfied. Unless otherwise provide in an award agreement, the recipient of restricted shares will be entitled to vote such shares and to receive all dividends and other distributions paid on such shares (although any share distribution during the restricted period will be subject to the same restrictions as the restricted shares in respect of which such distribution is made). RSUs do not convey voting or dividend rights with respect to the underlying shares of common stock unless and until such shares are issued to the recipient; however, the Committee may award dividend equivalents with respect to the shares of common stock referenced by a RSU award (which dividend equivalent amounts may be credited to a notional bookkeeping account or as additional RSUs and will in general be subject to the same vesting conditions and other restrictions as the RSUs).

Performance Awards. A performance award is a cash denominated award that is subject to the attainment of performance goals determined by the Committee and that is settled in either cash, shares of common stock or a combination of both, as determined by the Committee following the close of the applicable performance period (of not less than six (6) months) if and to the extent the applicable performance goals are satisfied.

Bonus Shares and Other Stock-Based Awards. The Committee may grant fully vested shares of common stock, with or without payment thereof, in lieu of a cash bonus that would otherwise be paid to the recipient. In addition, the Committee may make other stock-based awards denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of our common stock, as determined by the Committee, including awards made pursuant to sub-plans and/or designed to comply with non-U.S. law.

Section 162(m) Awards and Business Criteria. The grant, vesting, payment or settlement of awards under the Plan (other than stock options and SARs) that are intended to be exempt performance-based compensation under Section 162(m) of the Code (“Section 162(m) Awards”) will be subject to the attainment of one or more pre-established performance goals. Such performance goals shall be established by the Committee in writing and shall be based on one or more of the following business criteria: (a) revenue, (b) earnings per share, (c) net income per share, (d) share price, (e) pre-tax profits, (f) net earnings, (g) net income, (h) operating income, (i) cash flow, (j) earnings before interest, taxes, depreciation and amortization, (k) sales, (l) total stockholder return relative to assets, (m) total stockholder return relative to peers, (n) financial returns (including, without limitation, return on assets, return on equity and return on investment), (o) cost reduction targets, (p) customer satisfaction, (q) customer growth, (r) employee satisfaction, (s) gross margin, or (t) revenue growth. Performance goals may be based upon the attainment of specified levels of performance by the Company, any of its subsidiaries or affiliates, or any combination thereof, on either a consolidated, business unit, departmental or divisional level. In addition, performance goals may be absolute or relative

(to prior performance of the Company or to the performance of one or more other entities or external indices). Prior to the payment or settlement of any Section 162(m) Award, the Committee shall certify in writing that the applicable performance goals were achieved.

Corporate Events. In the event of (i) a merger or consolidation involving the Company in which the Company is not the surviving corporation; (ii) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares receive securities of another corporation and/or other property, including cash; (iii) a change in control; or (iv) a liquidation, dissolution or winding up of the Company (each, a “Corporate Event”), the Committee may, in its sole discretion:

a)	provide for the continuation, assumption or substitution of awards in connection with such Corporate Event, in which case, such awards shall be subject to adjustment pursuant the Plan;

b)	accelerate the vesting of any or all awards, subject to the consummation of such Corporate Event; or

c)	cancel any or all vested and/or unvested awards as of the consummation of such Corporate Event, and provide that holders of the cancelled Awards will receive a cancellation payment in respect of cancellation of their awards based on the amount of the per Share consideration being paid for the Shares in connection with such Corporate Event, less, in the case of Options and SARs, the applicable exercise price or base price; provided, however, that (i) (1) holders of Options and SARs shall only be entitled to consideration for cancelled awards that are in the money and (2) with respect to performance-based awards, all performance goals and other vesting criteria shall be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met; and (ii) the time or schedule of any payment of any Award that is subject to Section 409A of the Code may only be accelerated pursuant to this Section 8(c) to the extent permitted by Treas. Reg. Sec. 1.409A-3(j)(4)(ix).

Payments to holders pursuant to subsection (c) above shall be made in cash or, in the sole discretion of the Committee, in the form of such other consideration necessary for a holder of an Award to receive property, cash or securities (or a combination thereof) as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares covered by the Award at such time (less any applicable exercise price or base price).

Non-Transferability. In general, awards are not transferable, except by will or the laws of descent and distribution, and during a participant’s lifetime options and SARs are only exercisable by the participant.

Compensation Clawback. Any incentive-based compensation otherwise payable or paid to a participant (including a former participant) pursuant to the Plan shall be forfeited and/or repaid to the Company as may be required by applicable law, stock exchange listing conditions or regulatory requirements or any Company clawback policy in effect from time to time.

Amendment and Termination of the Plan. Our Board of Directors may amend, alter, suspend, discontinue, or terminate the Plan in whole or in part without the consent of any stockholder, participant, other holder or beneficiary of an award, or other person, except that no such amendment shall be made without stockholder approval to the extent such approval is required by (i) applicable legal requirements or (ii) the requirements of any securities exchange or market on which the shares of common stock are listed.

Prohibition on Repricing of Options and SARs. Options and SARs granted under the Plan may not be repriced unless approved by the stockholders of the Company.

Future Benefits. Because the awards that will be made to the executive officers and directors pursuant to the Plan are within the discretion of the Committee, it is not possible to determine the benefits that will be received by executive officers and directors if the Plan is approved by the stockholders.

Equity Compensation Plan Information

The following table sets forth, as of December 31, 2012, certain information related to the Company’s equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	706,803	(1)	4.27	381,170

Equity compensation plans not approved by security holders	0		0	0

Total:	706,803		4.27	381,170

(1)	In April, 2013, the Board of Directors determined that no further options will be granted under the 2003 Plan.

Federal Income Tax Consequences

The following is a brief, general summary of certain U.S. federal income tax consequences applicable to awards based on current federal income tax laws, regulations (including proposed regulations), and judicial and administrative interpretations.

Incentive Stock Options. In general, an ISO results in no taxable income to the optionee or deduction to the Company at the time it is granted or exercised. However, the excess of the fair market value of the shares acquired upon exercise of the ISO over the exercise price is an item of adjustment in computing the alternative minimum taxable income of the optionee. If the optionee holds the stock received as a result of an exercise of an incentive stock option for at least two years from the date of the grant and one year from the date of exercise, then the gain realized on disposition of the stock is treated as a long-term capital gain. If the shares are disposed of during this period, however, (i.e., a “disqualifying disposition”), then the optionee will include in income, as compensation for the year of the disposition, an amount equal to the excess, if any, of the fair market value of the shares upon exercise of the option over the exercise price (or, if less, the excess of the amount realized upon disposition over the exercise price). The excess, if any, of the sale price over the fair market value on the date of exercise will be a short-term capital gain. In such case, the Company will generally be entitled to a deduction, in the year of such a disposition, for the amount includible in the optionee’s income as compensation.

Nonqualified Stock Options. An optionee is not subject to income tax upon the grant of an NQO. Upon exercise of an NQO, however, he or she generally will recognize ordinary income in an amount equal to the excess of the fair market value of the shares transferred to him or her over the exercise price for the shares, with such fair market value generally determined on the date the shares are transferred pursuant to the exercise. The Company normally will be entitled to a deduction equal to the amount of ordinary income recognized by the individual in the year the income is recognized.

Share Appreciation Rights. In general, an individual will recognize ordinary income upon the exercise of a SAR in an amount equal to the amount of cash and the fair market value of our common stock or other property that he or she receives as a result of the exercise. The Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the individual in the same taxable year in which the income is recognized.

Restricted Shares. In general, an individual is not subject to income tax upon the grant of restricted shares. In the year that the restricted shares are no longer subject to a substantial risk of forfeiture, the individual will in general recognize ordinary income in an amount equal to the fair market value of the shares of our common stock transferred to him or her, generally determined on the date the restricted shares are no longer subject to a substantial risk of forfeiture, less the purchase price paid for such shares (if any) and the Company will in general receive a corresponding federal income tax deduction. If the restricted shares are forfeited, the individual will recognize no income. An individual may, however, elect under Section 83(b) of the Code to recognize the fair market value of our common stock as ordinary income at the time of grant of the restricted shares (which election must be made within thirty days of transfer), less any purchase price, in which case the Company will generally receive a corresponding deduction in such year. If the individual so elects, (i) he or she will not otherwise be subject to ordinary income tax in the year that the restricted shares are no longer subject to a substantial risk of forfeiture, and (ii) if the restricted shares are subsequently forfeited, he or she will be allowed no deduction for the forfeiture.

Restricted Share Units. An individual generally is not subject to income tax upon the grant of an RSU, nor does the grant of an RSU result in a deduction for the Company. In the year that the RSU is paid in shares of our common stock, cash or a combination thereof, the individual will in general recognize ordinary income in an amount equal to the fair market value of the shares of our common stock issued and the amount of cash received and the Company will in general receive a corresponding deduction.

Performance Awards; Stock Bonuses and Other Stock-Based Awards. The taxation of individuals who receive performance awards, stock bonuses and other stock-based awards will depend on the form and terms and conditions of the award but, in general, will be required to recognize ordinary income in an amount equal to the cash and the fair market value of any fully vested shares of our common stock paid, determined at the time of such payment, in connection with such awards. The Company normally will be entitled to a deduction at the time when, and in the amount that, the individual recognizes ordinary income.

Section 409A of the Code. Depending on the terms of a grant of RSUs, performance awards, other stock-based awards, and other awards, the award may be treated as deferred compensation subject to the rules under Section 409A of the Code. In that case, and if the award fails to satisfy applicable requirements under such rules, an individual may be subject to early income recognition and additional taxes and interest.

Section 162(m) of the Code. Section 162(m) of the Code places an annual $1 million per person limit on the deductibility of compensation paid by us to certain executives. The limit, however, does not apply to “qualified performance-based compensation.” We believe that awards of options, SARs and certain other “performance-based compensation” awards under the Plan will qualify for the performance-based compensation exception to the deductibility limit. Other awards, such as restricted shares and RSUs, if not subject to an achievement of performance goals based on the Section 162(m) business criteria disclosed above, may not be deductible by the Company under Section 162(m) of the Code, depending on the circumstances of the individual in the year the award becomes subject to federal income tax.

Certain Other Tax Issues. In addition to the matters described above, (i) any entitlement to a tax deduction on the part of the Company is subject to applicable federal tax rules, and (ii) if the exercisability or vesting of an award is accelerated because of a change in control, such award (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes and may not be deductible by the Company.

Future Grants. Upon shareholder approval of the Plan, the Company has agreed to issue shares of restricted stock to the following persons:

•	Aston Capital, LLC – 500,000 restricted shares in consideration for services provided under the Management Agreement;

•	Charles J. Schafer – 250,000 restricted shares in consideration for his service as President and Chief Financial Officer;

•	Independent Directors – 60,000 restricted shares for each independent director; and

•	Consultants and Employees – 111,000 restricted shares in consideration to certain consultants and employees for services provided to the Company.

The Board of Directors recommends a vote “FOR” approval of the Revolution Lighting Technologies, Inc. 2013 Stock Incentive Plan.

PROPOSAL NO. 6

AMENDMENT TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

The Company’s Board of Directors has adopted a resolution approving and recommending to the Company’s stockholders for their approval an amendment to the Company’s Amended and Restated Certificate of Incorporation which would increase the number of authorized shares of our Common Stock from 120,000,000 to 150,000,000 shares (the “Capital Amendment”). As of the Record Date, the Company had 75,621,444 shares of Common Stock outstanding and entitled to vote, and we had reserved an additional approximately 27,759,681 shares of Common Stock for issuance upon the conversion of the Series B Shares, the Series C Shares, the Series D Shares and the Series E Shares outstanding (collective, the “Preferred Shares”) and 4,403,907 shares of Common Stock for issuance upon exercise of options, warrants and other rights to acquire our Common Stock. The form of the Capital Amendment is attached to this Information Statement as Annex B.

Our Board believes that an increase in the number of authorized but unissued shares of our Common Stock will provide Revolution with greater flexibility to issue Common Stock for proper corporate purposes that may be identified by our Board from time to time, such as financings, acquisitions, strategic business relationships, and the solicitation and compensation of key personnel. Accordingly, our Board of Directors believes it is in the best interests of Revolution and its stockholders to increase the number of authorized but unissued shares of our Common Stock. The authorized shares of Common Stock in excess of those currently issued or reserved for issuance will be available for issuance at such times and for such corporate purposes as our Board may deem advisable without further action by our stockholders, except as may be required by applicable laws or the rules of any stock exchange or national securities association trading system on which our securities may be listed or traded.

We have no present plans, proposals, arrangements, understandings, commitments or agreements that will involve the issuance of capital stock except with respect to shares of Common Stock reserved for issuance upon the conversion of the Preferred Shares, the promise of restricted stock shares under the proposed 2013 Stock Incentive Plan, and the exercise of currently outstanding options, warrants and other rights to acquire our Common Stock. However, we may engage in future transactions, including financings and acquisitions, which could involve the issuance of capital stock. We are not presently negotiating and have no agreements or commitments with respect to potential acquisitions or similar transactions or for the financing of any acquisitions that may be considered in the future. Stockholders should note that no assurance can be given that any such transactions will occur.

Although the increase in the authorized number of shares of Common Stock will not, in and of itself, have any immediate effect on the rights of our stockholders, any future issuance of additional shares of Common Stock could affect our stockholders in a number of respects, including by diluting the voting power of the then holders of our Common Stock, and by diluting the earnings per share and book value per share of outstanding shares of our Common Stock at such time. In addition, the issuance of additional shares of Common Stock, or shares of preferred stock or other securities that are convertible into, or exercisable for, Common Stock, could adversely affect the market price of our Common Stock. Our Board believes that it is in the best interests of the Company and its stockholders to have additional shares of Common Stock authorized and available for issuance or reservation on an as-needed basis without the delay or expense of seeking stockholder approval (except as may be required by applicable laws or the rules of any stock exchange or national securities association trading system on which our securities may be listed or traded). While we may consider issuing Common Stock or preferred stock in the future for purposes of raising additional capital or in connection with acquisition transactions, the Company presently has no agreements or understanding with any person or entity to effect any such issuance.

The Board of Directors recommends a vote “FOR” the amendment of the Company’s Amended and Restated Certificate of Incorporation.

ANNUAL REPORT AND COMPANY INFORMATION

A copy of our 2012 Annual Report is being furnished to stockholders concurrently herewith as Annex C.

PROPOSALS BY STOCKHOLDERS

In order to include information with respect to a stockholder proposal in the Company’s proxy statement and related form of proxy for a stockholder’s meeting, stockholders must provide notice as required by the regulations promulgated under the Exchange Act.

Proposals that stockholders wish to include in our proxy statement and form of proxy for presentation at our 2014 annual meeting of stockholders must be received by us at 177 Broad Street, Stamford, Connecticut 06901, Attention, Secretary, no later than December 26, 2013. Any stockholder proposal submitted for inclusion must be eligible for inclusion in our proxy statement in accordance with the rules and regulations promulgated by the SEC.

With respect to proposals submitted by a stockholder other than for inclusion in our proxy statement and related form of proxy for our 2014 annual meeting of stockholders, timely notice of any stockholder proposal must be received by us in accordance with our By-Laws and our rules and regulations no later than January 25, 2014 unless the date of the annual meeting is more than 30 days before or 60 days after the anniversary of the 2013 annual meeting of stockholders. Any proxies solicited by the Board of Directors for the 2014 annual meeting of stockholders may confer discretionary authority to vote on any proposals notice of which is not timely received.

In order to include information with respect to a stockholder proposal in our proxy statement and form of proxy for a stockholders’ meeting, stockholders must provide notice as required by the regulations promulgated under the Exchange Act.

The notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Company’s books, of the stockholder proposing such business, (iii) the class and number of shares of the Company and derivative securities which are directly or indirectly beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act, in his capacity as a proponent to a stockholder proposal.

A stockholder’s notice relating to nomination for directors shall set forth as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the Company which are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person(s) (naming such person(s)) pursuant to which the nominations are to be made by the stockholder and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in our proxy statement, if any, as a nominee and to serving as a director if elected); and as to such stockholder giving notice, the information required to be provided as set forth in the preceding paragraph and our By-laws. No person shall be eligible for election as a director of the Company, unless nominated in accordance with the procedures set forth herein and in our By-laws, as amended.

Incorporation By Reference

We are “incorporating by reference” certain information we file with the SEC into this Information Statement, which means that we are disclosing important information to you by referring you to those documents. Information that is incorporated by reference is an important part of this Information Statement. We incorporate by reference into this Information Statement the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, filed with the SEC on April [    ], 2013, annexed hereto as Annex C and the Company’s Recent Report on Form 8-K/A filed with the SEC on March 22, 2013 and annexed hereto as Annex D which were filed with the SEC, and such documents form an integral part of this Information Statement.

By order of the Board of Directors

April [•], 2013	Charles J. Schafer
President and Chief Financial Officer

ANNEX A

REVOLUTION LIGHTING TECHNOLOGIES, INC.

2013 STOCK INCENTIVE PLAN

SECTION 1. Purpose of the Plan.

The Revolution Lighting Technologies, Inc. 2013 Stock Incentive Plan (the “Plan”) is intended to promote the interests of the Company and its stockholders by encouraging Employees, Directors and Consultants of the Company and its Affiliates to acquire or increase their equity interests in the Company and to provide a means whereby they may develop a sense of proprietorship and involvement in the development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company. The Board also contemplates that through the Plan, the Company and its Affiliates will be better able to attract and retain the services of Persons essential for the growth and profitability of the Company.

SECTION 2. Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

“Affiliate” shall mean, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Award” shall mean any Option, Share Appreciation Right, Restricted Share, Performance Award, Restricted Share Unit, Bonus Shares or Other Stock-Based Award.

“Award Agreement” shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

“Board” shall mean the Board of Directors of the Company.

“Bonus Shares” shall mean an award of Shares granted pursuant to Section 6(f) of the Plan.

“Change in Control” shall mean the occurrence of any one of the following events:

(a)	any “person” (as defined in Section 3(a)(9) of the Exchange Act, and as modified in Section 13(d) and 14(d) of the Exchange Act) other than (i) the Company or any of its subsidiaries, (ii) any employee benefit plan of the Company or any of its subsidiaries, (iii) Robert V. LaPenta, Aston Capital, LLC or any of its Affiliates or affiliated funds, (iv) a company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Company, or (v) an underwriter temporarily holding securities pursuant to an offering of such securities (a “Person”), becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting securities of the Company then outstanding

(b)	the consummation of any merger, reorganization, business combination or consolidation of the Company with or into any other entity or organization; provided, however, that a merger, reorganization, business combination or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding securities which represent immediately after such merger, reorganization, business combination or consolidation more than 50% of the combined voting power of the voting securities of the Company or the surviving company or the parent of such surviving company shall not be covered by this subparagraph (b);

(c)	the consummation of a sale, lease, transfer, conveyance or other disposition (including by merger or consolidation) by the Company in one or a series of related transactions, of all or substantially all of the Company’s assets, other than any such transaction if the holders of the voting securities of the Company outstanding immediately prior thereto hold securities immediately thereafter which represent more than 50% of the combined voting power of the voting securities of the acquiror, or parent of the acquiror, of such assets;

(d)	the Board approves a plan of complete liquidation or dissolution of the Company, except in connection with a transaction described in the proviso to subparagraph (b); or

(e)	individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the Effective Date whose election by the Board, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual were a Director of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either (i) an actual or threatened election contest (as such terms are used in Rule 14A-11 of Regulation 14A promulgated under the Exchange Act) with respect to the election or removal of Directors or an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board or (ii) a plan or agreement to replace a majority of the Directors of the Board then comprising the Incumbent Board;

provided, that, with respect to the payment or settlement of any Award that is subject to Section 409A of the Code, solely to the extent that the occurrence of the event also constitutes a “change in control event” within the meaning of Treas. Reg. § 1.409A-3(i)(5)(i) (applying for such purpose the minimal thresholds permitted to be used under Treas. Reg. §§ 1.409A-3(i)(5)(v) and (vi) for a change in control event to occur).

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean the Compensation Committee of the Board. Reference to the Committee shall refer to the Board if the Committee ceases to exist and the Board does not appoint a successor Committee.

“Company” shall mean Revolution Lighting Technologies, Inc. or any successor thereto that assumes and continues the Plan.

“Consultant” shall mean any individual, other than a Director or an Employee, who, or other Person that, renders bona fide consulting or advisory services to the Company or an Affiliate.

“Director” shall mean a member of the Board.

“Effective Date” means the date that the Plan is adopted by the Board.

“Employee” shall mean any employee of the Company or an Affiliate.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean, with respect to Shares, the closing sales price of a Share on the principal established national or regional securities exchange on which the Shares are readily traded as of the trading day immediately prior to the date of determination, or if the Shares are not readily traded on an established national or regional securities exchange, the average of the closing bid and ask prices for such a Share as of the trading day immediately prior to the date as of which such value is being determined (or if there is no trading in the Shares on such date, the next preceding date on which there was trading) as reported in The Wall Street Journal (or other reporting service approved by the Committee), unless a different measure of Fair Market Value is determined by the Committee and in compliance with Section 409A or Section 422 of the Code, to the extent applicable. In the event the Shares are not publicly traded at the time a determination of its fair market value is required to be made hereunder, the determination of fair market value shall be made in good faith by the Committee and in compliance with Section 409A or Section 422 of the Code, to the extent applicable.

“Incentive Stock Option” shall mean any Option intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

“Non-Qualified Stock Option” shall mean any Option that is not an Incentive Stock Option.

“Option” shall mean an option granted pursuant to Section 6(a) of the Plan. Options granted under the Plan may be Incentive Stock Options or Non-Qualified Stock Options.

“Other Stock-Based Award” shall mean an award granted pursuant to Section 6(g) of the Plan that is not otherwise specifically provided for in the Plan, the value of which is based in whole or in part upon the value of a Share.

“Participant” shall mean any Employee, Director or Consultant granted an Award under the Plan.

“Performance Award” shall mean any right granted under Section 6(e) of the Plan.

“Performance Goals” shall mean performance goals established by the Committee as contingencies for the grant of Awards and/or for Awards to vest and/or become exercisable or distributable.

“Person” shall mean an individual or a corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

“Restricted Period” shall mean any period established by the Committee with respect to an Award during which the Award remains subject to forfeiture, is not exercisable by the Participant.

“Restricted Share” shall mean any Share, prior to the lapse of restrictions thereon, granted under Section 6(c) of the Plan.

“Restricted Share Unit” shall mean an Award of the right to receive Shares issued at the end of a Restricted Period (or subsequently) which is granted pursuant to Section 6(d) of the Plan.

“SEC” shall mean the Securities and Exchange Commission, or any successor thereto.

“Share Appreciation Right” or “SAR” shall mean a share appreciation right granted pursuant to Section 6(b) of the Plan.

“Shares” shall mean shares of common stock of the Company, and such other securities or property as may become the subject of Awards under the Plan or into which Shares may be converted.

“Subsidiary” shall mean a “subsidiary corporation” (within the meaning of Section 424(f) of the Code) of the Company.

SECTION 3. Administration.

(a)	Committee. The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee. No member of the Committee shall vote or act upon any matter relating solely to himself. Grants of Awards to members of the Committee must be ratified by the Board.

(b)	Authority. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) subject to compliance with applicable law, including, without limitation, Section 409A of the Code, determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to an Award made under the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c)	Performance Goals. The Committee shall have the authority to grant Awards under the Plan that are contingent upon the achievement one or more Performance Goals. Such Performance Goals are to be specified in the relevant Award Agreement and may be based on such factors as the Committee may determine in its sole discretion. Performance Goals may be in respect of the performance of the Company, any of its Subsidiaries or Affiliates or any combination thereof on either a consolidated, business unit, departmental or divisional level. Performance Goals may be absolute or relative (to prior performance of the Company or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. The business criteria upon which Performance Goals are based shall have any reasonable definitions that the Committee may specify, which may include or exclude any or all of the following items, as the Committee may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of currency fluctuations; effects of financing activities (e.g., effect on earnings per share of issuing convertible debt securities); expenses for restructuring, productivity initiatives or new business initiatives; non-operating items; acquisition expenses; stock-based compensation expenses and effects of divestitures. Any such criterion or combination of such criteria may apply to the participant’s award opportunity in its entirety or to any designated portion or portions of the award opportunity, as the Committee may specify. A Performance Goal need not be based on an increase or a positive result and may include, for example, maintaining the status quo or limiting economic losses.

(d)	Decisions Final; No Liability. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any stockholder of the Company and any Employee, Director or Consultant. No Director or member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted hereunder and the Directors and the members of the Committee shall be entitled to indemnification and reimbursement by the Company and its Affiliates in respect of any claim, loss, damage or expense (including legal fees) arising therefrom to the full extent permitted by law.

(e)	Delegation. The Committee in its sole discretion and on such terms and conditions as it may provide may delegate all or any part of its authority and powers under the Plan to one or more Directors and/or officers of the Company; provided, however, that the Committee may not delegate its authority or power if prohibited by law, or if such delegation would cause the Awards or other transactions under the Plan to cease to be exempt from Section 16(b) of the Exchange Act (to the extent involving a person subject to Section 16(b) of the Exchange Act) or not to qualify for, or cease to qualify for, exemption under Section 162(m) of the Code (to the extent Awards are intended to qualify for such exemption).

SECTION 4. Shares Available for Awards.

(a)	Shares Available. Subject to adjustment as provided in Section 4(c), the maximum number of Shares that may be issued under the Plan shall be 2,000,000, all of which may be issued in respect of Incentive Stock Options. In the event that any outstanding Award expires, is cancelled or otherwise terminated, any rights to acquire Shares allocable to the unexercised or unvested portion of such Award shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, such Shares shall again be available for the purposes of the Plan. In the event a Participant pays for any Award through the delivery of previously acquired Shares, the number of Shares available shall be increased by the number of Shares delivered by the Participant.

(b)	Sources of Shares Deliverable Under Awards. Shares delivered pursuant to an Award may be authorized and unissued Shares or treasury Shares. No fractional Shares shall be issued under the Plan; payment for any fractional Shares shall be made in cash.

(c)

Adjustments. In the event that the Committee determines that any distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the maximum number and type of Shares (or other securities or property) that may be issued under the Plan, (ii) the maximum aggregate number and type of Shares (or other securities or property) subject to the individual Award limits pursuant to Section 4(d), (iii) the number and type of Shares (or other securities or property) subject to outstanding Awards, and (iv) the grant, exercise or base price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, the Committee shall not take any action otherwise authorized under this subparagraph (c) to the extent that such action would result in a violation of Section 409A of the Code should either or both of those Code sections apply to the Award.

(d)	Limit on Individual Awards. Subject to adjustment as provided in Section 4(c), the maximum aggregate number of Shares which shall be available for the grant of Options and SARs to any one individual under the Plan during any calendar year shall be limited to 500,000 Shares. Subject to adjustment as provided in Section 4(c), the maximum number of Shares subject to Awards (other than Options and SARs) that are intended to qualify as performance-based compensation under Section 162(m) of the Code and may be paid to any one individual based on the achievement of Performance Goals established by the Committee for any calendar year is 300,000 Shares, or if such award is payable in cash, $750,000. In the case of multi-year performance periods, the amount which is paid for any one calendar year of the performance period is the amount paid for the performance period divided by the number of calendar years in the period. The limitations in this Section 4(d) shall be interpreted and applied in a manner consistent with Section 162(m) of the Code.

SECTION 5. Eligibility.

Any Employee, Director or Consultant shall be eligible to be designated a Participant and receive an Award under the Plan; provided, however, that (i) only Employees of the Company or a Subsidiary are eligible to be granted Incentive Stock Options, and (ii) only Awards of Non-Qualified Stock Options and Restricted Shares may be granted to Consultants that are not individuals.

SECTION 6. Awards.

Subject to Section 5,

(a)	Options. Subject to the provisions of the Plan, the Committee shall have the authority to determine the Participants to whom (or which) Options shall be granted, the number of Shares to be covered by each Option, the purchase price therefor and the conditions and limitations applicable to the exercise of the Option, including the following terms and conditions and such additional terms and conditions (including Performance Goals), as the Committee shall determine, that are not inconsistent with the provisions of the Plan.

(i)	Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee at the time the Option is granted, but shall not be less than 100% of the Fair Market Value per Share as of the date of grant. However, any Incentive Stock Option granted to any Employee who, at the time the Option is granted, owns more than 10% of the voting power of all classes of shares of the Company or of a Subsidiary shall have an exercise price per Share that is not less than 110% of Fair Market Value per Share as of the date of the grant.

(ii)	Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms (which may include, without limitation, cash, check acceptable to the Company, Shares already owned for more than six months, outstanding Awards, other securities or other property, or any combination thereof or any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which payment of the exercise price with respect thereto may be made.

(iii)	Expiration Date. Each Option shall expire no later than the tenth anniversary of its date of grant; provided, however, that the expiration date of an Incentive Stock Option granted to any Employee who, at the time the Option is granted, owns more than 10% of the voting power of all classes of shares of the Company or of a Subsidiary shall not be later than the fifth anniversary of its date of grant.

(b)	Share Appreciation Rights. Subject to the provisions of the Plan, the Committee shall have the authority to determine the Participants to whom SARs shall be granted (provided, however, that any tandem SAR (i.e., a SAR granted in tandem with an Option) related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted), the number of Shares to be covered by each SAR, the base price therefor and the conditions and limitations applicable to the exercise of the SAR, including the following terms and conditions and such additional terms and conditions (including Performance Goals), as the Committee shall determine, that are not inconsistent with the provisions of the Plan.

(i)	Base Price. Each SAR grant shall specify the base price at which the SAR may be exercised with respect to a Share. The base price of each SAR shall not be less than 100% of the Fair Market Value of a Share on the date of grant. In addition, the base price with respect to Shares subject to a tandem SAR shall be the same as the Exercise Price with respect to the Shares subject to the related Option.

(ii)	Time of Exercise. The Committee shall determine the time or times at which a SAR may be exercised in whole or in part.

(iii)	Expiration Date. Each SAR shall expire no later than the tenth anniversary of its date of grant; provided, however, that the expiration date with respect to a tandem SAR shall not be later than the expiration date of the related Option.

(iv)	Payment of SAR Amount. Unless otherwise specified in the Award Agreement, a SAR may be exercised (a) by the Participant’s delivery of a written notice of exercise to the Corporate Secretary of the Company (or his or her designee) setting forth the number of whole SARs which are being exercised, (b) in the case of a tandem SAR, by surrendering to the Company any Options which are cancelled by reason of the exercise of such SAR, and (c) by executing such documents as the Company may reasonably request. Except as otherwise provided in the relevant Award Agreement, upon exercise of a SAR, the Participant shall be entitled to receive payment from the Company in an amount determined by multiplying: (i) the amount by which the Fair Market Value of a Share on the date of exercise exceeds the base price specified in the Award Agreement pertaining to such SAR; by (ii) the number of Shares with respect to which the SAR is exercised.

(v)	Payment Upon Exercise of SAR. Payment to a Participant upon the exercise of the SAR shall be made, as determined by the Committee in its sole discretion, either (a) in cash, (b) in Shares with a Fair Market Value equal to the amount of the payment or (c) in a combination thereof, as set forth in the applicable Award Agreement.

(c)	Restricted Shares. Subject to the provisions of the Plan, the Committee shall have the authority to determine the Participants to whom (or which) Restricted Shares shall be granted, the number of Restricted Shares to be granted to each such Participant, the duration of the Restricted Period during which, and the conditions, including Performance Goals, if any, under which if not achieved, the Restricted Shares may be forfeited to the Company, and the other terms and conditions of such Awards.

(i)	Voting Rights. During the Restricted Period, Participants holding Restricted Shares may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement.

(ii)	Dividends and Other Distributions. During the Restricted Period, Participants holding Restricted Shares shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be deposited with the Company and shall be subject to the same restrictions on transferability and forfeitability as the Restricted Shares with respect to which they were paid.

(iii)	Registration. Any Restricted Share may be evidenced in such manner as the Committee shall deem appropriate, including, without limitation, book-entry registration or issuance of a Share certificate or certificates. In the event any Share certificate is issued in respect of Restricted Share granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Share. Unless the Committee determines otherwise, Restricted Shares shall be held by the Company as escrow agent during the applicable Restricted Period, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the Restricted Shares in the event such Award is forfeited in whole or part.

(iv)	Forfeiture and Restrictions Lapse. Except as otherwise determined by the Committee or the terms of the Award that granted the Restricted Share, upon termination of a Participant’s employment or other service for any reason during the applicable Restricted Period, all Restricted Shares shall be forfeited by the Participant and reacquired by the Company. Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be issued to the holder of Restricted Shares promptly after the applicable restrictions have lapsed or otherwise been satisfied.

(v)	Transfer Restrictions. During the Restricted Period, Restricted Shares will be subject to the limitations on transfer as provided in Section 6(h)(ii).

(d)	Restricted Share Units. The Committee shall have the authority to grant Awards of Restricted Share Units to Participants upon such terms and conditions as the Committee may determine.

(i)	Terms and Conditions. Each Restricted Share Unit Award shall constitute an agreement by the Company to issue or transfer a specified number of Shares or pay an amount of cash equal to a specified number of Shares, or a combination thereof to the Participant in the future, subject to the fulfillment during the Restricted Period or other period set by the Committee of such conditions, including Performance Goals, if any, as the Committee may specify at the date of grant. During the Restricted Period and until such Shares are issued to the Participant, the Participant shall not have any rights of ownership in the Shares covered by a Restricted Share Unit Award and shall not have any right to vote such Shares.

(ii)	Dividend Equivalents. Any Restricted Share Units Award may provide that an equivalent amount equal to any dividends or other distributions made by the Company during the Restricted Period with respect to Shares deliverable pursuant to an Award be credited in a cash bookkeeping account (without interest) or that equivalent additional Restricted Share Units be awarded, which account or Shares may be subject to the same restrictions as the underlying Award or such other restrictions as the Committee may determine.

(e)	Performance Awards. The Committee shall have the authority to determine the Participants who shall receive a Performance Award, which shall be denominated as a cash amount at the time of grant and confer on the Participant the right to receive payment of such Award, in whole or in part, upon the achievement of such Performance Goals during such performance periods as the Committee shall establish with respect to the Award.

(i)	Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount of any payment or transfer to be made pursuant to any Performance Award.

(ii)

Payment of Performance Awards. Performance Awards, to the extent earned, shall be paid (in cash and/or in Shares, in the sole discretion of the Committee) following the close of the performance period. Payment described in the immediately preceding sentence shall be made by the later of (i) the date that is 2 1/2 months after the end of the Participant’s first taxable year in which the Performance Award is earned and payable under the Plan and (ii) the date that is 2 1/2 months after the end of the Company’s first taxable year in which the Performance Award is earned and payable under the Plan, and such payment shall not, except to the extent permitted by Section 409A of the Code, be subject to any election by the Participant to defer the payment to a later period.

(iii)	General. Performance Goals shall be designed to be objective and shall be substantially uncertain at the time of grant. The Committee may determine that such Performance Awards shall be granted and/or settled upon achievement of any one Performance Goal or that two or more of the Performance Goals must be achieved as a condition to the grant and/or settlement of such Performance Awards. Performance Goals may differ among Performance Awards granted to any one Participant or for Performance Awards granted to different Participants.

(iv)	Performance Period Timing for Establishing Performance Goals. Achievement of Performance Goals shall be measured over a performance period of not less than six months and not more than ten years, as specified by the Committee. Performance Goals in the case of any Award granted to a Participant shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such later date as may be determined by the Committee with respect to Performance Awards that are not intended to qualify as performance-based compensation under Section 162(m) of the Code.

(v)	Written Determinations. All determinations by the Committee as to the establishment of Performance Goals, the amount of any Performance Award, and the achievement of Performance Goals relating to Performance Awards shall be made in a written agreement or other document covering the Performance Award.

(f)	Bonus Shares. The Committee shall have the authority, in its discretion, to grant Bonus Shares to Participants. Each Bonus Share shall constitute a transfer of an unrestricted Share to the Participant, with or without other payment therefor, as additional compensation for the Participant’s services to the Company.

(g)	Other Stock-Based Awards. The Committee may develop sub-plans and may also grant to Participants an Other Stock-Based Award, which shall consist of a right which is an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares as is deemed by the Committee to be consistent with the purposes of the Plan, including, but not limited to, Awards designed to comply with or take advantage of applicable local laws of jurisdictions outside of the United States. Subject to the terms of the Plan, including the Performance Goals, if any, applicable to such Award, the Committee shall determine the terms and conditions of any such Other Stock-Based Award.

(h)	General Provisions applicable to all Awards.

(i)	Awards May Be Granted Separately or Together. Subject to Section 5, Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company or any Affiliate. No Award shall be issued in tandem with another Award if the tandem awards would result in adverse tax consequences under Section 409A of the Code. Awards granted in addition to or in tandem with other Awards or awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(ii)	Limits on Transfer of Awards.

(A)	Except as provided in (C) below, each Option and each SAR granted to a Participant who is an individual shall be exercisable only by the Participant during the Participant’s lifetime, or by the person to whom the Participant’s rights shall pass by will or the laws of descent and distribution. Notwithstanding anything in the Plan to the contrary, an Award of Non-Qualified Stock Options shall be transferable pursuant to a domestic relations order.

(B)	Except as provided in (C) below, no Award and no right under any such Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate.

(C)	Notwithstanding anything in the Plan to the contrary, to the extent specifically provided by the Committee with respect to a grant, an Award of Non-Qualified Stock Options may be transferred to immediate family members or related family trusts, or similar entities on such terms and conditions as the Committee may establish.

(iii)	Stock Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Shares or other securities are then listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(i)	Special Provisions applicable to Section 162(m) Awards. Awards (other than Options and SARs) that are intended to qualify as performance-based compensation under Section 162(m) of the Code shall be subject to the following additional terms and conditions:

(i)	Objective Performance Goal and Business Criteria. The grant, vesting, payment and/or settlement of the Award shall be subject to the attainment of objective Performance Goals based on one or more of the following business criteria: (a) revenue, (b) earnings per Share, (c) net income per Share, (d) Share price, (e) pre-tax profits, (f) net earnings, (g) net income, (h) operating income, (i) cash flow, (j) earnings before interest, taxes, depreciation and amortization, (k) sales, (l) total stockholder return relative to assets, (m) total stockholder return relative to peers, (n) financial returns (including, without limitation, return on assets, return on equity and return on investment), (o) cost reduction targets, (p) customer satisfaction, (q) customer growth, (r) employee satisfaction, (s) gross margin, (t) revenue growth, or (u) any combination of the foregoing for the Performance Period.

(ii)	Establishment. The Committee shall establish the Performance Goals in writing within 90 days following the commencement of the applicable performance period, or such earlier time as prescribed by Section 162(m) of the Code or regulations thereunder.

(iii)	Limitation on Committee Discretion. The Committee may not increase the amounts payable pursuant to any Award or waive the achievement of the applicable Performance Goals, except as the Committee may provide in a particular Award’s Award Agreement for certain events, including but not limited to death, disability, or a change in ownership or control of the Company.

(iv)	Certification. Prior to the payment or settlement of any Award, the Committee shall certify in writing as prescribed by Section 162(m) of the Code or the regulations thereunder that the applicable Performance Goals were achieved.

(v)	Other Restrictions. The Committee shall have the authority to impose such other restrictions as it may deem necessary or appropriate to ensure that such Awards meet the requirements for “performance based compensation” under Section 162(m) of the Code.

SECTION 7. Amendment and Termination.

(a)	Amendments to the Plan. The Board or the Committee may amend, alter, suspend, discontinue, or terminate the Plan without the consent of any stockholder, Participant, other holder or beneficiary of an Award, or other Person; provided, however, no such amendment may be made without stockholder approval to the extent that such approval is required by (i) applicable legal requirements or (ii) the requirements of any securities exchange or market on which the Shares are listed. Notwithstanding the foregoing, the Committee may, but shall not be required to, amend or modify any Award to the extent necessary to avoid the imposition of taxes under Section 409A of the Code. The Company intends to administer the Plan and all Awards granted thereunder in a manner that complies with Code Section 409A, however, the Company shall not be responsible for any additional tax imposed pursuant to Code Section 409A, nor will the Company indemnify or otherwise reimburse Participant for any liability incurred as a result of Code Section 409A. Notwithstanding anything in the Plan to the contrary and subject to Section 4(c), without the approval of stockholders of the Company, no amendment and no substitution or exchange of an outstanding Option or SAR, including any cancellation, buyout or surrender, shall reduce the exercise price of any outstanding Option or the base price of any outstanding SAR to an amount less than the Fair Market Value of a share at the date of grant of the outstanding award.

(b)	Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or alter any Award theretofore granted, provided no change in any Award shall, except as provided in Section 7(c), materially reduce the benefit to Participant without the consent of such Participant.

(c)	Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(c) of the Plan) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Notwithstanding the foregoing, in no event shall the Committee make any adjustment pursuant to this subsection (c) to Awards that are intended to qualify as performance-based compensation under Section 162(m) of the Code if such adjustment would cause the Awards to cease to so qualify.

SECTION 8. Corporate Events.

Notwithstanding anything to the contrary set forth in the Plan, in the event of (i) a merger or consolidation involving the Company in which the Company is not the surviving corporation; (ii) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of Shares receive securities of another corporation and/or other property, including cash; (iii) a Change in Control; or (iv) a liquidation, dissolution or winding up of the Company (each, a “Corporate Event”), the Committee may, in its sole discretion (without Participant consent):

(a)	provide for the continuation, assumption or substitution of Awards in connection with such Corporate Event, in which case, such Awards shall be subject to adjustment pursuant to Section 4(c) above;

(b)	accelerate the vesting of any or all Awards, subject to the consummation of such Corporate Event; or

(c)	cancel any or all vested and/or unvested Awards as of the consummation of such Corporate Event, and provide that holders of Awards so cancelled (including unvested Awards) will receive a payment in respect of cancellation of their Awards based on the amount of the per Share consideration being paid for the Shares in connection with such Corporate Event, less, in the case of Options and SARs, the applicable exercise price or base price; provided, however, that (i) (1) holders of Options and SARs shall only be entitled to consideration in respect of cancellation of such Awards if the per Share consideration less the applicable exercise price or base price is greater than zero, and (2) with respect to Awards subject to performance-based vesting, all performance goals and other vesting criteria shall be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met; and (ii) the time or schedule of any payment of any Award that is subject to Section 409A of the Code may only be accelerated pursuant to this Section 8(c) to the extent permitted by Treas. Reg. Sec. 1.409A-3(j)(4)(ix).

Payments to holders pursuant to subsection (c) above shall be made in cash or, in the sole discretion of the Committee, in the form of such other consideration necessary for a holder of an Award to receive property, cash or securities (or a combination thereof) as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares covered by the Award at such time (less any applicable exercise price or base price).

SECTION 9. General Provisions.

(a)	No Rights to Awards. No Employee, Director, Consultant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Directors, Consultants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

(b)	Forfeiture and Repayment. Notwithstanding any other provision of the Plan, any incentive-based compensation otherwise payable or paid to a Participant (including a former Participant) shall be forfeited and/or repaid to the Company as may be required by applicable law or stock exchange listing conditions or pursuant to any applicable regulatory requirement or Company clawback policy in effect from time to time.

(c)	Withholding. The Company or any Affiliate is authorized to withhold at the minimum statutory rate from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, Shares that would otherwise be issued pursuant to such Award, other Awards or other property) of any applicable federal, state or local taxes payable in respect of an Award, its exercise, the lapse of restrictions thereon, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. In addition, the Committee may provide, in an Award Agreement, that the Participant may direct the Company to satisfy such Participant’s minimum tax obligation through the “constructive” tender of already-owned Shares or the withholding of Shares otherwise to be acquired upon the exercise or payment of such Award.

(d)	No Right to Employment or Other Service. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ or other service of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or other service free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(e)	Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable federal law.

(f)	Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(g)	No Trust or Fund Created. Neither the Plan nor the Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company or any Affiliate.

(h)	No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

(i)	Compliance with Laws. Each Award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the exercise or settlement of such Award or the delivery of Shares thereunder, such Award shall not be exercised or settled and such Shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing Shares delivered pursuant to any Award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act and the rules and regulations thereunder. Finally, no Shares shall be issued and delivered under the Plan, unless the issuance and delivery of those Shares shall comply with all relevant regulations and any registration, approval or action thereunder.

(j)	Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(k)	No Guarantee of Tax Consequences. None of the Board, the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

SECTION 10. Effective Date.

Subject to approval of the Plan by the stockholders of the Company within 12 months of the date it is adopted by the Board, the Plan will become effective as of the Effective Date.

SECTION 11. Term of the Plan.

Unless earlier terminated pursuant to Section 7, the Plan shall terminate on, and no Award shall be granted under the Plan after the tenth anniversary of the Effective Date. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted prior to such expiration or termination, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under such Award, shall extend beyond such expiration or termination date.

ANNEX B

CERTIFICATE OF AMENDMENT

TO

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

REVOLUTION LIGHTING TECHNOLOGIES, INC.

(Pursuant to Section 242 of the

General Corporation Law of the State of Delaware)

Revolution Lighting Technologies, Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

1. The name of the Corporation is Revolution Lighting Technologies, Inc. The Corporation was originally incorporated pursuant to the General Corporation Law on December 16, 1993 under the name Super Vision International, Inc.

2. That the board of directors of the Corporation (the “Board of Directors”) duly adopted resolutions proposing to amend the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and in the best interests of the Corporation and its stockholders, and authorizing the appropriate officers of the Corporation to solicit the consent of the stockholders therefore.

3. That the following amendment was approved by the holders of the requisite number of shares of the Corporation in accordance with Section 211 of the General Corporation Law.

4. That this Amendment to the Amended and Restated Certificate of Incorporation, which further amends the provisions of the Corporation’s Amended and Restated Certificate of Incorporation, has been duly adopted in accordance with Sections 242 of the General Corporation Law.

RESOLVED, that the Amended and Restated Certificate of Incorporation of the Corporation be amended further to read as follows:

FIRST: The first sentence of the fourth paragraph of the Corporation’s Amended and Restated Certificate of Incorporation is hereby amended to read as follows:

“The total number of shares of stock which the Corporation shall be authorized to issue is One Hundred and Fifty Million (150,000,000) shares of Common Stock, each share having $0.001 par value, and Five Million (5,000,000) shares of Preferred Stock, each share having $0.001 par value.”

5. The effective date of this Amendment will be Wednesday, May 16, 2013 at 12:01 A.M.

IN WITNESS WHEREOF, Revolution Lighting Technologies, Inc. has caused this Certificate of Amendment to be signed by its President and Chief Financial Officer this 15th day of May, 2013.

REVOLUTION LIGHTING TECHNOLOGIES, INC.

By:
Name:	Charles J. Schafer
Title:	President and Chief Financial Officer

B-1

ANNEX C

Company’s Annual Report on Form 10-K

for the year ended December 31, 2012

[to be filed in April, 2013]

ANNEX D

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 20, 2012

Revolution Lighting Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-23590	59-3046866
(Commission File Number)	(IRS Employer Identification No.)

177 Broad Street, 12th Floor, Stamford CT	06901
(Address of Principal Executive Offices)	(Zip Code)

(203) 504-1100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

124 Floyd Smith Drive, Suite 300, Charlotte, NC 28262

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On December 27, 2012, Revolution Lighting Technologies, Inc., a Delaware corporation (“RVLT”), filed a Current Report on Form 8-K (the “Form 8-K”) to report the closing of its acquisition (the “Merger”) of Seesmart Technologies, Inc., a Nevada corporation (“Seesmart”), pursuant to the terms of the Agreement and Plan of Merger, dated as of December 1, 2012 (the “Merger Agreement”), by and among Revolution, Seesmart Acquisition Company, Inc., a wholly-owned subsidiary of Revolution (“Merger Sub”), Seesmart Merger Company, LLC, a wholly-owned subsidiary of Revolution (“Merger Sub II”), Seesmart and Ken Ames as stockholder representative. The Merger closed and became effective on December 20, 2012. This amendment is being filed to amend and supplement Item 9.01 to include the historical consolidated financial statements of Seesmart Technologies, Inc., as defined in Note 1 of the audited consolidated financial statements, required pursuant to Rule 8-04(b) of Regulation S-X and the unaudited pro forma condensed consolidated financial information for the combined companies required pursuant to Rule 8-05 of Regulation S-X.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired. The following financial statements of Seesmart Technologies, Inc. and its subsidiaries are attached hereto as Exhibits 99.1 and 99.2 and are incorporated in their entirety into this Item 9.01(a) by reference:

(1) audited balance sheets as of December 31, 2010 and 2011, audited statements of operations, audited statements of stockholders deficit and audited statements of cash flows for the years ended December 31, 2010 and 2011, with a report by KPMG LLP; and

(2) unaudited condensed balance sheets as of September 30, 2012 and December 31, 2011, unaudited condensed statements of operations, unaudited condensed statements of stockholders’ deficit and unaudited condensed statements of cash flows for the nine months ended September 30, 2012 and 2011, in each case prepared in accordance with accounting principles generally accepted in the United States of America as they apply to interim financial statements.

(b) Pro Forma Financial Information. The unaudited pro forma condensed consolidated financial information of RVLT as of and for the nine months ended September 30, 2012 and for the year ended December 31, 2011 is attached hereto as Exhibit 99.3 and is incorporated in its entirety into this Item 9.01(b) by reference. The unaudited pro forma condensed consolidated financial information is a presentation of historical results with accounting adjustments necessary to reflect the estimated pro forma effect of RVLT’s acquisition of Seesmart Technologies, Inc. on the financial position and results of operations of RVLT and is presented for informational purposes only. The unaudited pro forma condensed consolidated financial information does not reflect the effects of any anticipated changes to be made by RVLT to the operations of the combined companies, including synergies and cost savings and does not include one time charges expected to result from the Merger. The unaudited pro forma condensed consolidated financial information should not be construed to be indicative of RVLT’s future results of operations or financial position.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 1, 2012, by and among Revolution Lighting Technologies, Inc., Seesmart Acquisition Company, Inc., Seesmart Merger Company, LLC, Seesmart Technologies, Inc. and Ken Ames as stockholder representative.*

23.1	Independent Auditors’ Consent.

99.1	Financial statements of Seesmart Technologies, Inc. as of December 31, 2010 and 2011, and for the years ended December 31, 2010 and 2011.

99.2	Unaudited condensed financial statements of Seesmart Technologies, Inc. as of September 30, 2012 and December 31, 2011 and the nine months ended September 30, 2011 and 2012.

99.3	Unaudited pro forma condensed consolidated financial statements as of and for the nine months ended September 30, 2012 and for the year ended December 31, 2011.

*	Previously filed on December 6, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 22, 2013	REVOLUTION LIGHTING TECHNOLOGIES, INC.

/s/ Charles Schafer
	Name:	Charles Schafer
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 1, 2012, by and among Revolution Lighting Technologies, Inc., Seesmart Acquisition Company, Inc., Seesmart Merger Company, LLC, Seesmart Technologies, Inc. and Ken Ames as stockholder representative (incorporated by reference to Exhibit 2.1 to Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on December 6, 2012).

23.1	Independent Auditors’ Consent.

99.1	Financial statements of Seesmart Technologies, Inc. as of December 31, 2010 and 2011, and for the years ended December 31, 2010 and 2011.

99.2	Unaudited condensed financial statements of Seesmart Technologies, Inc. as of September 30, 2012 and December 31, 2011 and the nine months ended September 30, 2011 and 2012.

99.3	Unaudited pro forma condensed consolidated financial statements as of and for the nine months ended September 30, 2012 and for the year ended December 31, 2011.

Exhibit 23.1

Independent Auditors’ Consent

We consent to the incorporation by reference in the registration statements (No. 333-140286) on Form S-3 and (No. 333-23689, No. 333-32007, No. 333-70781, No. 333-123984, No. 333-150778, and No. 333-172289) on Form S-8 of Revolution Lighting Technologies, Inc. of our report dated March 22, 2013, with respect to the balance sheets of Seesmart Technologies, Inc. as of December 31, 2011 and 2010, and the related statements of operations, stockholders’ deficit and cash flows for the years then ended, which report appears in the Form 8-K/A of Revolution Lighting Technologies, Inc. dated March 22, 2013. Our report dated March 22, 2013, states that as discussed in Note 1, on December 20, 2012 Seesmart Technologies, Inc. was acquired by Revolution Lighting Technologies, Inc.

/s/ KPMG LLP

Los Angeles, California

March 22, 2013

Exhibit 99.1

SEESMART TECHNOLOGIES, INC.

Financial Statements

December 31, 2011 and 2010

(With Independent Auditors’ Report Thereon)

Exhibit 99.1

Seesmart Technologies, Inc.

Independent Auditors’ Report

The Board of Directors and Stockholders

Revolution Lighting Technologies, Inc.:

We have audited the accompanying balance sheets of Seesmart Technologies, Inc. (the Company) as of December 31, 2011 and 2010, and the related statements of operations, stockholders’ deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Seesmart Technologies, Inc., as of December 31, 2011 and 2010, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1, on December 20, 2012, Seesmart Technologies, Inc. was acquired by Revolution Lighting Technologies, Inc.

/s/ KPMG LLP

Los Angeles, California

March 22, 2013

Seesmart Technologies, Inc.

Balance Sheets

	December 31, 2011	December 31, 2010
ASSETS
Current Assets:
Cash and cash equivalents	$813,176	$39,429
Trade accounts receivable, net of allowance for doubtful accounts of $214,017 in 2011 and $62,565 in 2010	1,721,437	143,767
Inventories	1,028,776	91,621
Prepaid expenses	155,863	10,571
Other assets	6,908	—

Total current assets	3,726,160	285,388
Property and equipment, net	349,959	352,321
Other assets	20,000	20,000

	$4,096,119	$657,709

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current Liabilities:
Accounts payable	$1,883,368	$1,078,888
Accrued liabilities	1,570,265	1,177,950
Deferred revenue	532,062	376,834
Customer deposits	1,292,330	461,039
Other debt	30,130	90,172
Notes payable to stockholders and related parties	300,000	1,314,170
Convertible notes payable	2,293,137	—
Other current liabilities	230,760	22,816

Total current liabilities	8,132,052	4,521,869
Deferred revenue	1,245,472	892,084

Total liabilities	9,377,524	5,413,953
Commitments and contingencies (Note 7)
Stockholders’ Deficit:
Preferred stock, par value $0.001, 10,000,000 shares authorized, none issued and outstanding	$—	$—
Common stock, par value $0.001, 250,000,000 shares authorized, 103,874,376 and 97,844,307 issued and outstanding at December 31, 2011 and 2010, respectively	103,874	97,844
Additional paid-in capital	3,525,095	1,673,344
Accumulated deficit	(8,910,374)	(6,527,432)

Total stockholders’ deficit	(5,281,405)	(4,756,244)

Total liabilities and stockholders’ deficit	$4,096,119	$657,709

See accompanying notes to financial statements.

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Seesmart Technologies, Inc.

Statements of Operations

	Year Ended December 31,
	2011	2010
Net sales	$9,399,664	$4,319,730
Cost of sales	6,284,536	3,401,151

Gross profit	3,115,128	918,579
Operating expenses:
Selling, general and administrative	5,240,690	3,457,686

Total operating expenses	5,240,690	3,457,686

Operating loss	(2,125,562)	(2,539,107)
Non-operating expense:
Interest expense	(257,380)	(162,180)
Gain on extinguishment of debt	—	162,770

Total non-operating expense, net	(257,380)	590

Loss before income taxes	(2,382,942)	(2,538,517)
Provision for income taxes	—	—

Net loss	$(2,382,942)	$(2,538,517)

Basic and diluted loss per common share	$(0.02)	$(0.03)

Basic and diluted weighted average shares outstanding	101,658,486	87,459,255

See accompanying notes to financial statements.

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Seesmart Technologies, Inc.

Statements of Stockholders’ Deficit

	Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Deficit
	Shares	Amount
Balance, January 1, 2010	86,213,140	$86,213	$451,987	$(3,988,915)	$(3,450,715)
Proceeds of equity offerings	2,943,862	2,944	452,857	—	455,801
Stock awards to nonemployees	559,905	560	68,125	—	68,685
Issuance of common stock to extinguish debt	8,127,400	8,127	700,375	—	708,502
Net loss	—	—	—	(2,538,517)	(2,538,517)

Balance, December 31, 2010	97,844,307	$97,844	$1,673,344	$(6,527,432)	$(4,756,244)
Proceeds of equity offerings	4,810,121	4,810	1,240,372	—	1,245,182
Stock issued for services	1,219,948	1,220	518,727	—	519,947
Beneficial conversion feature on convertible debt	—	—	92,652	—	92,652
Net loss	—	—	—	(2,382,942)	(2,382,942)

Balance, December 31, 2011	103,874,376	$103,874	$3,525,095	$(8,910,374)	$(5,281,405)

See accompanying notes to financial statements.

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Seesmart Technologies, Inc.

Statements of Cash Flows

	Year Ended December 31,

	2011	2010
Cash flows from operating activities:
Net loss	$(2,382,942)	$(2,538,517)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation	183,492	142,659
Stock issued for services	519,947	68,685
Non-cash interest expense	69,489	—
Gain on extinguishment of debt	—	(162,770)
Changes in operating assets and liabilities:
(Increase) decrease in:
Trade accounts receivable, net	(1,577,670)	(2,974)
Inventories	(937,155)	246,729
Prepaid expenses	(145,292)	48,061
Other assets	(6,908)	—
Increase (decrease) in:
Accounts payable	804,480	348,810
Accrued expenses	392,315	786,098
Other payables	207,944	(24,755)
Deferred revenue and customer deposits	1,339,907	1,207,857

Net cash (used in) provided by operating activities	(1,532,393)	119,883

Cash flows from investing activities:
Purchase of property and equipment	(181,130)	(180,710)

Net cash used in investing activities	(181,130)	(180,710)

Cash flows from financing activities:
Payments on debt	(1,074,212)	(557,801)
Proceeds from issuance of debt	2,316,300	139,362
Proceeds from issuance of common stock	1,245,182	455,801

Net cash provided by financing activities	2,487,270	37,362

Net change in cash and cash equivalents	773,747	(23,465)
Cash and cash equivalents, beginning of year	39,429	$62,894

Cash and cash equivalents, end of year	$813,176	$39,429

See accompanying notes to financial statements.

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Seesmart Technologies, Inc.

Notes to Financial Statements

(1)	Summary of Significant Accounting Policies

(a)	Description of Business

Seesmart Technologies, Inc. (Seesmart, the Business or the Company) consists of the business acquired by Revolution Lighting Technologies, Inc. (Revolution) on December 20, 2012 for consideration of $10.1 million in cash, 7.7 million shares of common stock and 11,915 shares of Series D convertible preferred stock. The Business has operated under various capital and legal structures as a result of recapitalization transactions reflected in these financial statements and described below and in Note 9. The legal entities through which the Business has operated are Seesmart, Inc., a Delaware corporation, Seesmart Holdings, Inc., a Canadian corporation, and Seesmart Technologies, Inc., a Nevada corporation (see Note 9). The Business represents the sole operations of the entities throughout the periods presented.

The Business is a manufacturer, distributor and marketer of lighting solutions that exclusively utilize light emitting diodes (LEDs) as their light source. The Company has designed and developed an extensive product line and manufactures products both in the United States and through several contract manufacturers in Asia. The Company’s products are specifically designed for use in both retrofit and new construction applications by commercial, industrial, government and, to a lesser extent, residential customers. The Company distributes its products through an exclusive distribution network as well as through direct sales channels.

(b)	Acropolis Merger

In January 2011, in connection with the merger of Acropolis Finance, Inc. (Acropolis), a shell company with no assets and minimal liabilities, with Seesmart, Inc., Acropolis acquired all the outstanding shares of Seesmart, Inc. in exchange for its own shares. Subsequently Acropolis changed its name to Seesmart Holdings, Inc. As a result of the recapitalization transaction, the shareholders of Seesmart, Inc. acquired 86% of the voting shares of the combined entities. The transaction has been accounted as a reverse merger of Seesmart, Inc. by Acropolis, with Seesmart being the accounting acquirer. Accordingly, the financial statements reflect the historical financial position, results of operations and financial position of Seesmart for all periods presented and include the accounts of Seesmart Holdings and its wholly owned subsidiary.

(c)	Basis of Presentation

Share data included in these financial statements reflect the impact of the recapitalization described above, as well as the recapitalization described in Note 9 in a manner similar to stock splits or reverse stock splits. Stockholders’ deficit, including all share and per share amounts, for all periods presented have been retroactively adjusted to reflect the number of shares of common stock outstanding of Seesmart Technologies, Inc. at the time of the merger with Seesmart, Inc.

These financial statements do not reflect any adjustments that may be required as a result of the acquisition by Revolution Lighting Technologies Inc. on December 20, 2012.

The accompanying financial statements are presented in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP).

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Seesmart Technologies, Inc.

Notes to Financial Statements

(d)	Liquidity

In order to fund the Company’s business and operations, the Company has relied primarily upon sales of core products and management of working capital. The Company has also received loans from shareholders and other individuals familiar with the Company or certain of its distributors and upfront licensing fees from their distributors.

At December 31, 2011 and 2010, the Company had cash and cash equivalents of approximately $813,176 and $39,429, respectively. Management believes that current resources will be sufficient to fund operations and future expenditures for the foreseeable future. In that regard, subsequent to the December 20, 2012 acquisition of the Business by Revolution, the Business received working capital contributions from Revolution aggregating approximately $5,345,000. Projected expenditures are based upon numerous assumptions and subject to many uncertainties, and the actual expenditures may be significantly different from projections. Although the Company has obtained a financing facility during 2012, it may be required to obtain additional funding in order to execute its long-term business plans; however it does not currently have commitments from any third parties to provide it with working capital. If the Company fails to obtain additional funding when needed, it may not be able to execute its business plans and the business may suffer, which would have a material adverse effect on its financial position, results of operations, and cash flows.

(e)	Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts in the financial statements and notes thereto. Significant estimates and assumptions reflected in the financial statements include, but are not limited to: revenue recognition, the allowance for doubtful accounts, inventory valuation, accrued liabilities, warranty reserve, income taxes, and fair value of common stock issued for other than cash, accounting for merger transactions, and evaluating long-lived assets for impairment. Actual results could differ significantly from those estimates.

(f)	Financial Instruments

FASB Accounting Standards Codification (ASC) 820, Fair Value Measurements and Disclosures (ASC 820) defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1 – Quoted prices in active markets for identical assets or liabilities.

Level 2 – Inputs other than quoted prices included within Level 1 that are either directly or indirectly observable.

Level 3 – Unobservable inputs that are supported by little or no market activity, therefore requiring an entity to develop its own assumptions about the assumptions that market participants would use in pricing.

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2011 and 2010. The Company uses the

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Seesmart Technologies, Inc.

Notes to Financial Statements

market approach to measure fair value for its Level 1 financial assets and liabilities, which includes cash equivalents of approximately $813,176 and $39,429 at December 31, 2011 and 2010, respectively. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The respective carrying value of certain financial instruments approximated their fair values. These financial instruments include cash, trade accounts receivable, related party payables, accounts payable, accrued liabilities and convertible debt. Fair values were assumed to approximate carrying values for these financial instruments since they are short term in nature and their carrying amounts approximate fair values or they are receivable or payable on demand.

(g)	Comprehensive Income (Loss)

The Company accounts for comprehensive income (loss) in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 220, Comprehensive Income, which requires comprehensive income (loss) and its components to be reported when a company has items of comprehensive income (loss). Comprehensive income (loss) includes net income (loss) plus other comprehensive income (loss) (i.e., certain revenues, expenses, gains, and losses reported as separate components of members’ capital rather than in net loss). For the years ended December 31, 2011 and 2010, comprehensive loss consists only of net loss, and therefore, a statement of comprehensive income (loss) has not been included in these financial statements.

(h)	Concentration of Credit Risk

Financial instruments that potentially subject the Company to a concentration of credit risk consist of cash and cash equivalents and accounts receivable. Cash and cash equivalents are deposited in demand and money market accounts in a single financial institution. Deposits held with banks may exceed the amount of insurance provided on such deposits. The Company has not experienced any losses on its deposits of cash or money market accounts during the years ended December 31, 2011 and 2010.

(i)	Cash

For purposes of the statements of cash flows, cash equivalents include all highly liquid debt instruments with original maturities of three months or less when purchased.

(j)	Accounts Receivable

Accounts receivable are recorded at the invoiced amount and do not bear interest. Amounts collected on accounts receivable are included in net cash provided by operating activities in the statements of cash flows. The Company maintains an allowance for doubtful accounts for estimated losses expected in its accounts receivable portfolio. In establishing the required allowance, management considers historical losses adjusted to take into account current market conditions and the customers’ financial condition, the amount of receivables in dispute, and the current receivables aging and current payment patterns. Past-due balances are reviewed individually for collectability. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The provision for doubtful accounts is recorded in the financial statements as an operating expense.

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Seesmart Technologies, Inc.

Notes to Financial Statements

(k)	Inventories

Inventories, which primarily consist of purchased products for resale, are stated at the lower of cost or market. Cost is determined using the first-in, first-out method. At December 31, 2011 and 2010 approximately $746,599 and $0, respectively, were held by the Company’s logistics supplier. Cash received in advance from our logistics supplier is treated as a customer deposit and revenue is recognized when the inventory is delivered to the ultimate customer.

(l)	Property and Equipment

Property and equipment are valued at cost. Depreciation is being provided by use of the straight-line method over the estimated useful lives of the assets. Estimated useful lives are as follows:

Motor vehicles	5 years
Computer equipment	3 or 5 years
Leasehold improvements	Lesser of lease term or estimated useful life
Office furniture and equipment	7 years
Machinery and equipment	5 years

Repairs and maintenance are expensed as incurred. Expenditures that increase the value or productive capacity of assets are capitalized. When property and equipment are retired, sold, or otherwise disposed of, the assets carrying amount and related accumulated depreciation are removed from the accounts and any gain or loss is included in operations.

(m)	Long-Lived Assets

The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying value of the asset may not be recoverable. If such circumstances are present, the Company assesses recoverability based on the future undiscounted cash flows of the related asset or asset group over the remaining life compared to its carrying value. If the undiscounted cash flows exceed the carrying value, no impairment is indicated. If impairment exists, the asset or asset group is adjusted to fair value based on quoted market prices or another valuation technique, such as discounted cash flow analysis, and the appropriate charge and balance sheet adjustment are recorded. If a long-lived asset is to be sold, the asset is reported at the lower of the carrying amount or fair value less cost to sell, with fair value measured as discussed above. For the years ended December 31, 2011 and 2010, no impairment charges were recorded.

(n)	Warranties and Product Liability

Since inception, the Company’s products are warranted to be free of defects in materials and workmanship for periods ranging from one to seven years as applicable based on the product group. All warranties are limited to the replacement of the applicable product solely during the applicable warranty period upon verification of purchase and proof of proper use and handling.

The following warranties are provided:

a.	Seven Year Warranty: includes Exterior Luminaries, certain Street Lights and certain Wall Washers.

b.	Five Year Warranty: includes High Bay Lights, certain Street Lights, Low Bay Lights, and Tube Lights

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Seesmart Technologies, Inc.

Notes to Financial Statements

c.	Three Year Warranty: includes High Power Bulbs, Household Bulbs, Canopy Lights, PAR Lights, Tunnel Lights, Downlights, Interior Grid Lights and certain Wall Washers.

d.	One Year Warranty: includes Candelabras, Spotlights, and Accessories.

Changes in the Company’s warranty liability for the years ended December 31, 2011 and 2010 are as follows:

	2011	2010
Warranty reserves at January 1,	$142,157	$79,251
Provisions for current year sales	222,737	108,237
Current year claims	(68,931)	(45,331)

Warranty reserves at December 31,	$295,963	$142,157

(o)	Common Stock Issuances

The Company issues common stock to raise capital, to settle debt obligations, and to pay for services rendered, and to satisfy the conversion of convertible debt; generally common stock shares issued are fully vested. Cash proceeds from common stock offerings are recorded net of the issuance costs. Common stock shares issued to settle nonconvertible debt and to pay for services is recorded based on the estimated value of the share issued which is determined by reference to market prices and the proceeds of common stock issued for cash in the period in which the debt or services are settled. Although after the Acropolis merger, the Company’s shares were listed on the Frankfurt Stock Exchange and after the OneFi merger, the Company’s shares were traded in the U.S. over-the-counter, share volume was not sufficient to establish an active trading market for use to value shares issued by the Company.

(p)	Revenue Recognition

The Company recognizes revenue at the time merchandise is delivered to its customers, payments are reasonably assured, the fees are fixed or determinable, evidence of an arrangement exists in the form of valid purchase order, and no further performance obligation exists. Revenues from merchandise shipped to a logistics supplier, who has the contractual right to return merchandise in inventory, are recognized when the merchandise is delivered by the logistics supplier to the end user. Payments received from the logistics supplier prior to recognizing the related revenue are recorded as customer deposits. At December 31, 2011 such amounts aggregated $1,272,789; there were no such customer deposits at December 31, 2010. Shipping and handling charges, billed to customers, are included in net sales, with the related costs included in operating expenses. Shipping and handling charges included in revenues and operating expenses amounted to approximately $117,009 and $73,824 for the years ended December 31, 2011 and 2010, respectively.

The Company, at times, collects sales tax on its sales to customers. These sales taxes are accounted for by the Company on a net basis and excluded from revenue.

Sales discounts are netted against sales and were $16,092 and $19,225, respectively, for the years ended December 31, 2011 and 2010.

Licensing fees are paid by distributors to the Company in order for the rights to purchase and resell the Company’s inventory. Licensing fees are paid up front, and are then amortized by the Company

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Seesmart Technologies, Inc.

Notes to Financial Statements

over the term of the contracts which range from three to ten years. For the years ended December 31, 2011 and 2010, the Company recorded license fees of $472,384 and $222,612, respectively, which are included in net sales in the accompanying statements of operations.

(q)	Income Taxes

The Company accounts for income taxes under the provisions of Accounting Standards Codification (ASC) 740, Income Taxes. The objectives of accounting for income taxes are to recognize the amount of taxes payable or refundable for the current year and deferred tax liabilities and assets for the future tax consequences of events that have been recognized in the Company’s financial statements or tax returns. Fluctuations in the actual outcome of these future tax consequences could materially impact the Company’s financial position or its results of operations.

(r)	Advertising

The Company’s advertising costs, consisting primarily of placements in multiple publications and the design and printing costs of sales materials are expensed as incurred. Advertising and marketing expense for the years ended December 31, 2011 and 2010 amounted to $153,476 and $259,330, respectively.

(s)	Research and Development

Research and development costs to develop new products are charged to expense as incurred. Research and development expense for the years ended December 31, 2011 and 2010 totaled $339,056 and $408,109, respectively.

(t)	Major Customers

Revenue from one customer represented approximately 23% of the Company’s revenue for the year ended December 31, 2011. The accounts receivable balance for that customer amounted to $1,230,094 at December 31, 2011. No customer represented more than 10% of the Company’s revenue for the year ended December 31, 2010.

(u)	Major Suppliers

Purchases from three vendors amounted to approximately $5,570,301 and $1,688,682, or 58% and 42%, of total purchases for the years ended December 31, 2011 and 2010, respectively. At December 31, 2011 and 2010, approximately $1,249,998 and $478,165, respectively, was due to these vendors.

(v)	Net Loss Per Share

Basic net loss per share is computed by dividing net loss by the weighted average common shares outstanding for the period. Diluted loss per share is computed giving effect to all potentially dilutive common shares. In periods in which a net loss has been incurred, all potentially dilutive common shares are considered anti-dilutive and are excluded from the calculation. Common stock equivalents of 4,825,625 relating to the Company’s convertible notes payable on an as if converted basis have not been included in the calculation of net loss per share for the year ended December 31, 2011 because the effect is anti-dilutive.

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Seesmart Technologies, Inc.

Notes to Financial Statements

(2)	Inventories

Purchased finished goods as of December 31, 2011 and 2010 totaled $1,028,776 and $91,621, respectively, net of write-downs for obsolescence which totaled $128,261 and $0 at December 31, 2011 and 2010, respectively.

(3)	Property and Equipment, net

A summary of property and equipment as of December 31, 2011 and 2010 is as follows:

	December 31,
	2011	2010
Computer hardware and software	$395,156	$351,658
Furniture and fittings	55,978	38,256
Machinery and equipment	143,650	59,260
Construction in progress	147,389	111,869

	742,173	561,043
Less: accumulated depreciation	(392,214)	(208,722)

	$349,959	$352,321

Depreciation expense amounted to $183,492 and $142,659 for the years ended December 31, 2011 and 2010, respectively.

(4)	Debt

The following table summarizes the Company’s debt balance at December 31, 2011 and 2010:

	December 31,
	2011	2010
Convertible notes payable	$2,293,137	$—
Notes payable to stockholders and related parties	300,000	1,314,170
Other debt	30,130	90,172

	$2,623,267	$1,404,342

Convertible Notes Payable—During 2011, the Company issued $2,316,300 of convertible notes payable that mature within one year and bear interest at 8%. At the holders’ option, the notes are convertible into shares of the Company’s common stock at a conversion price of $0.48 per share. The Company may voluntarily repay the notes prior to their maturity date together with a premium of 10% on the principal. The holders of the notes have the right to accelerate repayment upon a change in control together with a premium of 20% on the principal. The notes do not contain debt covenants.

The Company reviewed the convertible debt in accordance with FASB ASC 470-20, “Debt with Conversion and Other Options” to determine if a beneficial conversion feature (BCF) was present. As the conversion option was in-the-money at issuance, the Company recognized a BCF. Of the total proceeds received, $92,652 was allocated to the BCF and was recorded as a reduction to the carrying value of the convertible notes payable. The value of the BCF is accreted back to the carrying value of the convertible

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Seesmart Technologies, Inc.

Notes to Financial Statements

notes payable as non-cash interest expense. The Company recorded non-cash interest expense totaling $69,489 for the year-ended December 31, 2011.

The Company also considered ASC 815-15, “Embedded Derivatives” related to the conversion feature of the notes, the Company’s repurchase rights, and the holders’ accelerated redemption rights upon a change in control. The Company determined that the holders’ accelerated redemption rights represented an embedded derivative and should be bifurcated from the host debt. However, due to the insignificant fair value resulting from the probability assessment at issuance and at December 31, 2011, no value was ascribed to the derivative liability.

Other Debt—On March 19, 2010, the Company entered into a $100,062 unsecured loan with Epicor for financing of ERP software. Under the terms of the loan, the Company makes a monthly payment of $5,918, with a compounded interest rate at 8%. The remaining balance as of December 31, 2011 and 2010 is $0 and $51,526, respectively.

On November 14, 2010, the Company entered into a secured financing arrangement for $39,300 with Chase Bank for the purchase of a motor vehicle. Under the terms of the arrangement, the Company makes a monthly principal payment of $655. The remaining balance as of December 31, 2011 and 2010 is $30,130 and 38,646, respectively.

Notes Payable to Stockholders and Related Parties—The Company has multiple loans from Frank Lo, shareholder. Year-end balances at December 31, 2011 and December 31, 2010 were $300,000 and $500,000, respectively. The loans bear interest at a rate of 6% per year and mature on January 1, 2014, but are callable by the Company.

The Company had two loans from Raymond Sjolseth, officer and shareholder. Year-end balances at December 31, 2011 and 2010 were $0 and $300,000, respectively. The loans bore interest at a rate of 6% per year and were repaid during 2011.

The Company had two loans from Ken Ames, officer and shareholder. Year-end balances at December 31, 2011 and 2010 were $0 and $300,000, respectively. The loans bore interest at a rate of 6% per year and were repaid during 2011.

The Company had a loan from Ask Diversified, a company affiliated with Raymond Sjolseth and Ken Ames, officers and shareholders. Year-end balances at December 31, 2011 and 2010 were $0 and $214,170, respectively. The loan bore interest at a rate of 6% per year and was repaid during 2011.

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Seesmart Technologies, Inc.

Notes to Financial Statements

(5)	Income Taxes

The provision for income taxes is zero for the years ended December 31, 2011 and 2010 as the deferred tax benefit resulting from the pretax net loss was offset by an increase of the deferred tax valuation allowance.

As of December 31, 2011, the Company had net operating loss carry forwards for federal and state income tax purposes of approximately $4,537,376 and $4,371,232, respectively, which expire between 2021 and 2031. As of December 31, 2010, the Company had net operating loss carry forwards for federal and state income tax purposes of approximately $3,825,494 and $3,822,294, respectively. Generally, these can be carried forward and applied against future taxable income. As result of the recapitalization transactions and the acquisition of the Company by Revolution the utilization of Company’s net operating loss carry forwards are subject to limitations by the change in control provisions of Section 382 of the Internal Revenue Code. The Company has not yet performed an analysis of such limitations.

Components of deferred tax assets (liabilities) are as follows:

	December 31,
	2011	2010
Deferred tax assets – current
263A – capitalization	$115,494	$489
Allowance for bad debt	84,960	24,866
Reserve for warranty claim	117,491	56,500
Inventory write-downs	50,917	—
Accrued expenses	252,186	168,073

Total current asset	621,048	249,928
Deferred tax assets – long term:
Deferred revenue	354,138	56,582
Donation	1,072	—
Federal net operating loss carryforwards	1,542,708	1,300,668
State net operating loss carryforwards	249,067	219,589

Total long term assets	2,146,985	1,576,839

Total deferred tax assets	2,768,033	1,826,767
Deferred tax liabilities – long term:
Depreciation	(52,665)	(35,035)

Total long term liabilities	(52,665)	(35,035)
Total deferred tax liabilities	(52,665)	(35,035)

Less: Valuation allowance	(2,715,368)	(1,791,732)

Net deferred tax assets	$—	$—

In accordance with FASB ASC 740, Income Taxes, valuation allowances are provided against deferred tax assets if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. The Company has evaluated its ability to realize the deferred tax assets on its balance sheet and has established a valuation allowance in the amount of $2,715,368 at December 31, 2011, an increase of approximately $923,636 over December 31, 2010.

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Seesmart Technologies, Inc.

Notes to Financial Statements

The Company recognizes the tax benefits of a tax position if the Company determines that it is more likely than not that a tax position will be sustained based on the technical merits of the position, on the presumption that the position will be examined by the appropriate taxing authority that would have full knowledge of all relevant information. The tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate settlement.

The Federal and California State tax returns are open for audit for the years ending December 31, 2009 and after.

(6)	Statements of Cash Flows

Interest payments for the years ended December 31, 2011 and 2010 were $187,891 and $162,180, respectively. Income taxes paid for these years were $0.

During 2010, the Company issued 8,127,400 shares of common stock to extinguish $871,272 of outstanding principal and accrued interest on notes. During 2010, the Company entered into a $100,062 unsecured loan with Epicor for financing of ERP software.

(7)	Commitments and Contingencies

(a)	Leases

On July 29, 2009, the Company entered into an operating lease agreement expiring on October 31, 2012. An officer of the Company personally guarantees the lease. During 2012, the Company extended the lease through October 31, 2015. Pursuant to the lease agreements, the Company is also responsible for maintaining certain minimum insurance requirements as well as the Company’s portion of certain common area maintenance charges and property taxes.

The following is a schedule by year of future minimum rental payments required under operating leases that have noncancelable lease terms in excess of one year as of December 31, 2011:

Year ending December 31:
2012	$175,620
2013	190,352
2014	194,159
2015	164,487

$724,618

Rent expense amounted to $270,472 and $226,460 for the years ended December 31, 2011 and 2010, respectively.

(b)	Litigation and Contingencies

The Company is subject to legal actions and potential claims losses, incurred and reported, as well as incurred but not reported. A lawsuit was filed on January 20, 2011 against Seesmart, Inc. on behalf of a distributor claiming a breach of their distribution agreement, which was entered into on April 29, 2010. On May 2, 2012, the Company settled the suit with the distributor.

15

Seesmart Technologies, Inc.

Notes to Financial Statements

In the ordinary course of conducting its business, the Company becomes involved in various claims and legal actions. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Company’s financial position, results of operations, or liquidity.

(8)	Related Party Transactions

The Company obtained management services from Progress 44, Inc., a company affiliated with Raymond Sjolseth, officer and shareholder. The Company paid $214,167 and $0 to Progress 44, Inc. for the years ended December 31, 2011 and 2010, respectively.

The Company obtained services from Ask Diversified, a company affiliated with Raymond Sjolseth and Ken Ames, officers and shareholders. The Company paid $207,671 and $79,500 to Ask Diversified for the years ended December 31, 2011 and 2010, respectively.

In 2010 the Company issued common stock valued at $39,200 to relatives of Ken Ames and Raymond Sjolseth, officers and shareholders.

The Company obtained contract labor from Michelle Ames, a relative of Ken Ames, officer and shareholder. The Company paid $2,500 and $26,250 to Michelle Ames for the years ended December 31, 2011 and 2010, respectively.

The Company obtained contract labor from Jennifer Sjolseth, a relative of Raymond Sjolseth, officer and shareholder. The Company paid $0 and $11,279 to Jennifer Sjolseth for the years ended December 31, 2011 and 2010, respectively.

A consulting firm owned by the Company’s chief operating officer provides consulting services to a distributor of the Company. The Company recorded revenue totaling $1,508,887 and $320,326 from this distributor for the years ended December 31, 2011 and 2010, respectively. At December 31, 2011, the Company had accounts receivable due from the distributor totaling $424,827. At December 31, 2010, the Company had accounts payable due to the distributor totaling $43,068.

(9)	Subsequent Events

The Company evaluated subsequent events from the balance sheet date through March 22, 2013, the date at which the financial statements were available to be issued.

In February 2012, Seesmart Holdings, Inc. (Holdings) and OneFi Technology, Inc. (OneFi), a shell corporation with no assets and minimal liabilities, as further described below, entered into a merger agreement pursuant to which OneFi acquired all the outstanding shares of Seesmart, Inc., Holdings’ only asset, in exchange for newly issued shares of OneFi. As an integral part of the transaction the principal shareholders of Holdings acquired a direct controlling interest in OneFi by acquiring the majority of the common shares of OneFi immediately prior to the merger. The recapitalization transaction has been accounted for as a reverse merger of Seesmart, Inc. by OneFi which was renamed Seesmart Technologies, Inc. In addition, then outstanding convertible notes of Seesmart, Inc. were converted to convertible notes of Seesmart Technologies, Inc.

In August 2012 the Company entered into a factoring arrangement with a financing institution pursuant to which the Company sells eligible receivables as defined in the related agreement on a full recourse basis. The agreement expires in August 2013 but is automatically extended unless the Company provides prior written notice to terminate the agreement between 45 and 90 days prior to expiration.

16

Seesmart Technologies, Inc.

Notes to Financial Statements

Subsequent to December 31, 2011, Seesmart redeemed in cash $837,000 of convertible notes and exchanged convertible notes maturing in 2012 aggregating to $1,479,300 for an equivalent amount of convertible notes with similar terms expiring in 2013. In addition, the Company issued $1,215,000 of new convertible notes to new note holders for cash.

Subsequent to December 31, 2011 and the OneFi recapitalization transaction described above, Seesmart sold 1,950,991 shares of common stock to a third party in exchange for an aggregate consideration of $1,000,000.

Subsequent to the December 20, 2012, acquisition of the Business by Revolution Lighting Technologies, Inc., as described in Note 1, the Business received working capital contributions from Revolution aggregating approximately $5,345,000. Revolution also repaid the Business’ convertible debt aggregating $1,527,050 including principal, interest, and a 20% change-of-control premium on principal. It is expected that an additional $1,894,542 of convertible debt will also be repaid by Revolution.

On March 7, 2013, the Company notified its master logistics supplier of the Company’s intent to terminate its relationship.

17

Exhibit 99.2

SEESMART TECHNOLOGIES, INC.

Unaudited Condensed Financial Statements

September 30, 2012 and 2011

2

Seesmart Technologies, Inc.

Condensed Balance Sheets (Unaudited)

	September 30, 2012	December 31, 2011
ASSETS
Current Assets:
Cash and cash equivalents	$181,592	$813,176
Trade accounts receivable, net of allowance for doubtful accounts of $397,756 in 2012 and $214,017 in 2011	1,762,635	1,721,437
Inventories	951,335	1,028,776
Prepaid expenses	166,823	155,863
Notes receivable from officers	230,000	—
Other assets	178	6,908

Total current assets	3,292,563	3,726,160
Property and equipment, net	242,602	349,959
Other assets	21,033	20,000

	$3,556,198	$4,096,119

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current Liabilities:
Accounts payable	$2,170,257	$1,883,368
Accrued liabilities	1,329,240	1,570,265
Deferred revenue	225,339	532,062
Customer deposits	1,388,337	1,292,330
Factor liability	530,550	—
Other debt	24,235	30,130
Notes payable to stockholder	—	300,000
Convertible notes payable	2,564,056	2,293,137
Other current liabilities	87,001	230,760

Total current liabilities	8,319,015	8,132,052
Deferred revenue	1,299,642	1,245,472

Total liabilities	9,618,657	9,377,524
Commitments and contingencies (Note 4)
Stockholders’ Deficit:
Preferred stock, $0.001 par value, 10,000,000 shares authorized, none issued and outstanding	$—	$—
Common stock, $0.001 par value, 250,000,000 shares authorized, 110,365,367 and 103,874,376 issued and outstanding at September 30, 2012 and December 31, 2011, respectively	110,365	103,874
Additional paid-in capital	7,007,662	3,525,095
Accumulated deficit	(13,180,486)	(8,910,374)

Total stockholders’ deficit	(6,062,459)	(5,281,405)

Total liabilities and stockholders’ deficit	$3,556,198	$4,096,119

See accompanying notes to unaudited condensed financial statements.

3

Seesmart Technologies, Inc.

Condensed Statements of Operations (Unaudited)

	Nine Months Ended September 30,
	2012	2011
Net sales	$5,942,396	$6,173,520
Cost of sales	4,091,556	4,189,652

Gross profit	1,850,840	1,983,868
Operating expenses:
Selling, general and administrative	4,243,699	3,454,795

Total operating expenses	4,243,699	3,454,795

Operating loss	(2,392,859)	(1,470,927)
Non-operating expense:
Interest expense	(177,253)	(182,347)
Loss on extinguishment of debt	(1,700,000)	—

Total non-operating expense	(1,877,253)	(182,347)

Loss before income taxes	(4,270,112)	(1,653,274)
Provision for income taxes	—	—

Net loss	$(4,270,112)	$(1,653,274)

Basic and diluted loss per common share	$(0.04)	$(0.02)

Basic and diluted weighted average shares outstanding	105,616,147	100,918,708

See accompanying notes to unaudited condensed financial statements.

4

Seesmart Technologies, Inc.

Condensed Statements of Stockholders’ Deficit (Unaudited)

	Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Deficit
	Shares	Amount
Balance, January 1, 2011	97,844,307	$97,844	$1,673,344	$(6,527,432)	$(4,756,244)
Proceeds of equity offerings	4,810,121	4,810	1,240,372	—	1,245,182
Stock issued for services	1,219,948	1,220	518,727	—	519,947
Beneficial conversion feature on convertible debt	—	—	92,652	—	92,652
Net loss	—	—	—	(2,382,942)	(2,382,942)

Balance, December 31, 2011	103,874,376	$103,874	$3,525,095	$(8,910,374)	$(5,281,405)
Stock issued on extinguishment of debt	4,000,000	4,000	2,036,000	—	2,040,000
Proceeds of equity offerings	1,950,991	1,951	998,049	—	1,000,000
Beneficial conversion feature on convertible debt	—	—	173,658	—	173,658
Stock issued for services	540,000	540	274,860	—	275,400
Net loss	—	—	—	(4,270,112)	(4,270,112)

Balance, September 30, 2012	110,365,367	$110,365	$7,007,662	$(13,180,486)	$(6,062,459)

See accompanying notes to unaudited condensed financial statements.

5

Seesmart Technologies, Inc.

Condensed Statements of Cash Flows (Unaudited)

	Nine Months Ended September 30,
	2012	2011
Cash flows from operating activities:
Net loss	$(4,270,112)	$(1,653,274)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	121,689	138,086
Stock issued for services	275,400	519,947
Non-cash interest expense	66,577	46,326
Loss on extinguishment of debt	1,700,000	—
Changes in operating assets and liabilities:
(Increase) decrease in:
Trade accounts receivable, net	(41,198)	(1,127,971)
Inventories	77,441	(515,203)
Prepaid expenses	(10,960)	(133,553)
Other assets	5,697	(6,908)
Increase (decrease) in:
Accounts payable	286,889	249,482
Accrued expenses	(201,025)	115,759
Other payables	(143,759)	9,084
Deferred revenue and customer deposits	(156,546)	900,725

Net cash used in operating activities	(2,289,907)	(1,457,500)

Cash flows from investing activities:
Purchase of property and equipment	(14,332)	(159,065)
Loans to officers	(270,000)	—
Repayment of loans to officers	40,000	—

Net cash used in investing activities	(244,332)	(159,065)

Cash flows from financing activities:
Payments on debt	(842,895)	(981,183)
Proceeds from issuance of debt	1,215,000	2,316,300
Proceeds from issuance of common stock	1,000,000	1,182,212
Net advances from factor	530,550	—

Net cash provided by financing activities	1,902,655	2,517,329

Net change in cash and cash equivalents	(631,584)	900,764
Cash and cash equivalents, beginning of period	813,176	39,429

Cash and cash equivalents, end of period	$181,592	$940,193

See accompanying notes to unaudited condensed financial statements.

6

Seesmart Technologies, Inc.

Notes to Unaudited Condensed Financial Statements

(1)	Summary of Significant Accounting Policies

(a)	Description of Business

Seesmart Technologies, Inc. (Seesmart, the Business or the Company) consists of the business acquired by Revolution Lighting Technologies, Inc. (Revolution) on December 20, 2012 for consideration of $10.1 million in cash, 7.7 million shares of common stock and 11,915 shares of Series D convertible preferred stock. The Business was operated under various capital and legal structures as a result of recapitalization transactions reflected in these condensed financial statements and described below. The legal entities through which the Business as operated are Seesmart, Inc., a Delaware corporation, Seesmart Holdings, Inc., a Canadian corporation and Seesmart Technologies, Inc., a Nevada corporation. The Business was the only asset and represents the sole operations of the entities throughout the periods presented.

The Business is a manufacturer, distributor and marketer of lighting solutions that exclusively utilize light emitting diodes (LEDs) as their light source. The Company has designed and developed an extensive product line and manufactures products both in the United States and through several contract manufacturers in Asia. The Company’s products are specifically designed for use in both retrofit and new construction applications by commercial, industrial, government and, to a lesser extent, residential customers. The Company distributes its products through an exclusive distribution network as well as through direct sales channels.

(b)	Mergers

In January 2011, in connection with the merger of Acropolis Finance, Inc. (Acropolis), a shell company with no assets and minimal liabilities, with Seesmart, Inc., Acropolis acquired all the outstanding shares of Seesmart, Inc. in exchange for its own shares. Subsequently Acropolis changed its name to Seesmart Holdings, Inc. As a result of the recapitalization transaction, the shareholders of Seesmart, Inc. acquired 86% of the voting shares of the combined entities. The transaction has been accounted as a reverse merger of Seesmart, Inc. by Acropolis, with Seesmart being the accounting acquirer. Accordingly, the condensed financial statements reflect the historical financial position and results of operations of Seesmart for all periods presented.

In February 2012, Seesmart Holdings, Inc. (Holdings) and OneFi Technology, Inc. (OneFi), a shell corporation with no assets and minimal liabilities, entered into a merger agreement pursuant to which OneFi acquired all the outstanding shares of Seesmart, Inc., Holdings’ only asset, in exchange for newly issued shares of OneFi. As an integral part of the transaction the principal shareholders of Holdings acquired a direct controlling interest in OneFi by acquiring the majority of the common shares of OneFi immediately prior to the merger. The recapitalization transaction has been accounted for as a reverse merger of Seesmart, Inc. by OneFi, which was renamed Seesmart Technologies, Inc. In addition then outstanding convertible notes of Seesmart, Inc. were converted to convertible notes of Seesmart Technologies, Inc.

(c)	Basis of Presentation

All share data included in these condensed financial statements reflect the impact of the recapitalizations described above in a manner similar to stock splits or reverse stock splits. Stockholders’ deficit, including all share and per share amounts, for all periods presented have been retroactively adjusted to reflect the number of shares of common stock outstanding of OneFi at the time of the merger with Seesmart, Inc.

7

Seesmart Technologies, Inc.

Notes to Unaudited Condensed Financial Statements

These condensed financial statements do not reflect any adjustments that may be required as a result of the acquisition of the Business by Revolution Lighting Technologies Inc. on December 20, 2012.

The condensed financial statements are presented in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) as they apply to interim financial statements. Accordingly, they do not include all information and disclosures required to be included in annual financial statements and should be read together with the audited financial statements for the years ended December 31, 2010 and 2011 (the Annual financial Statements) included elsewhere in this Current Report on Form 8-K/A. These condensed financial statements do not repeat disclosures that would substantially duplicate disclosures included in the Annual Financial Statements and details of accounts that have not changed significantly in amounts or composition. In the opinion of management they reflect all adjustments, consisting of normal and recurring adjustments, in accordance with U.S. GAAP as they apply to interim financial statements.

(d)	Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts in the financial statements and notes thereto. Significant estimates and assumptions reflected in the financial statements include, but are not limited to: revenue recognition, the allowance for doubtful accounts, inventory valuation, accrued liabilities, warranty reserve, income taxes, fair value of common stock issued for services, accounting for merger transactions and evaluating long-lived assets for impairment. Actual results could differ significantly from those estimates.

(e)	Liquidity

In order to fund the Company’s business and operations, the Company has relied primarily upon sales of core products and management of working capital. The Company has also received loans from shareholders and other individuals familiar with the Company or certain of its distributors and upfront licensing fees from their distributors.

At September 30, 2012, the Company had cash and cash equivalents of $181,592. Management believes that current resources will be sufficient to fund operations and future expenditures for the foreseeable future. In that regard, subsequent to the December 20, 2012 acquisition of the Business by Revolution, the Business received working capital contributions from Revolution aggregating approximately $5,345,000. Projected expenditures are based upon numerous assumptions and subject to many uncertainties, and the actual expenditures may be significantly different from projections. Although the Company has obtained a financing facility, the Company may be required to obtain additional funding in order to execute its long-term business plans; however it does not currently have commitments from any third parties to provide it with working capital. If the Company fails to obtain additional funding when needed, it may not be able to execute its business plans and the business may suffer, which would have a material adverse effect on its financial position, results of operations, and cash flows.

(f)	Accounts Receivable

Accounts receivable are recorded at the invoiced amount and do not bear interest. Amounts collected on accounts receivable are included in net cash provided by operating activities in the statements of cash flows. The Company maintains an allowance for doubtful accounts for estimated losses

8

Seesmart Technologies, Inc.

Notes to Unaudited Condensed Financial Statements

expected in its accounts receivable portfolio. In establishing the required allowance, management considers historical losses adjusted to take into account current market conditions and the customers’ financial condition, the amount of receivables in dispute, and the current receivables aging and current payment patterns. Past due balances are reviewed individually for collectability. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The provision for doubtful accounts is recorded in the financial statements as an operating expense.

(g)	Inventories

Inventories, which primarily consist of purchased products for resale, are stated at the lower of cost or market. Cost is determined using the first-in, first-out method. At September 30, 2012 and December 31, 2011 approximately $827,419 and $746,599, respectively, was held by the Company’s logistics supplier. Cash received in advance from our logistics supplier is included in customer deposits.

(h)	Warranties and Product Liability

Since inception, the Company’s products are warranted to be free of defects in materials and workmanship for periods ranging from one to seven years as applicable based on the product group. All warranties are limited to the replacement of the applicable product solely during the applicable warranty period upon verification of purchase and proof of proper use and handling.

Changes in the Company’s warranty liability for the nine months ended September 30, 2012 are as follows:

Warranty reserve at January 1, 2012	$295,963
Provisions for current period sales	148,834
Current period claims	(195,295)

Warranty reserve at September 30, 2012	$249,502

(i)	Common Stock Issuances

The Company issues common stock to raise capital, to settle debt obligations, and to pay for services rendered, and to satisfy the conversion of convertible debt; generally common stock shares issued are fully vested. Cash proceeds from common stock offerings are recorded net of the issuance costs. Common stock shares issued to settle nonconvertible debt and to pay for services is recorded based on the estimated value of the share issued which is determined by reference to market prices and the proceeds of common stock issued for cash in the period in which the debt or services are settled. Although after the Acropolis merger, the Company’s shares traded on the Frankfurt Stock Exchange and after the OneFi merger, the Company’s shares were traded in the U.S. over-the-counter, share volume was not sufficient to establish an active trading market for use to value shares issued by the Company.

(j)	Major Customers

The Company recorded revenue from one major customer representing approximately 19% of the Company’s revenue for the nine months ended September 30, 2012. The Company recorded revenue from two major customers representing approximately 21% and 16% of the Company’s revenue for the nine months ended September 30, 2011.

9

Seesmart Technologies, Inc.

Notes to Unaudited Condensed Financial Statements

(k)	Major Suppliers

The Company made purchases from one major supplier representing approximately 14% of total net purchases for the nine months ended September 30, 2012. The Company made purchases from two major suppliers representing approximately 38% and 10% of total net purchases for the nine months ended September 30, 2011.

(l)	Loss per share

Basic loss per share is computed by dividing net loss by the weighted average common shares outstanding for the period. Diluted loss per share is computed giving effect to all potentially dilutive common shares. In periods in which a net loss has been incurred, all potentially dilutive common shares are considered anti-dilutive and are excluded from the calculation. Common stock equivalents of 5,613,125 and 4,825,625 relating to the Company’s convertible notes payable on an as if converted basis have not been included in the calculation of net loss per share for the nine months ended September 30, 2012 and 2011, respectively, because the effect is anti-dilutive.

(2)	Debt

Convertible Notes Payable—During 2011, the Company issued $2,316,300 of convertible notes payable that mature within one year and bear interest at 8%. At the holders’ option, the notes are convertible into shares of the Company’s common stock at a conversion price of $0.48 per share. The Company may voluntarily repay the notes prior to their maturity date together with a premium of 10% on the principal. The holders of the notes have the right to accelerate repayment upon a change in control together with a premium of 20% on the principal. The notes do not contain debt covenants.

The Company reviewed the convertible debt in accordance with FASB ASC 470-20, “Debt with Conversion and Other Options” to determine if a beneficial conversion feature (BCF) was present. As the conversion option was in-the-money at issuance, the Company recognized a BCF. Of the total proceeds received, $92,652 was allocated to the BCF at issuance and was recorded as a reduction to the carrying value of the convertible notes payable.

In January 2012, the Company entered into an offer with existing note holders to exchange the convertible notes for new convertible notes with terms that mirror the existing convertible notes. During the nine months ended September 30, 2012, the Company redeemed $837,000 of the existing convertible notes for cash. The Company exchanged the remaining $1,479,300 of the existing convertible notes for new convertible notes. In addition, the Company issued $1,215,000 of new convertible notes to new note holders. As the conversion option was in-the-money at issuance, the Company recognized a BCF. Of the total consideration received, $173,658 was allocated to the BCF at issuance and was recorded as a reduction to the carrying value of the convertible notes payable. The value of the BCF is accreted back to the carrying value of the convertible notes payable as non-cash interest expense. For the nine months ended September 30, 2012 and 2011, the Company recorded non-cash interest expense totaling $66,577 and $46,326, respectively.

The Company also considered ASC 815-15, “Embedded Derivatives” related to the conversion feature of the notes, the Company’s repurchase rights, and the holders’ accelerated redemption rights upon a change in control. The Company determined that the holders’ accelerated redemption rights represented an embedded derivative and should be bifurcated from the host debt. However, due to the insignificant fair value resulting from the probability assessment at issuance, at September 30, 2012 and at December 31, 2011, no value was ascribed to the derivative liability.

10

Seesmart Technologies, Inc.

Notes to Unaudited Condensed Financial Statements

Notes Payable to Stockholder—On September 1, 2009, shareholder Frank Lo loaned the Company $500,000 bearing interest at a rate of 6% per year and maturing on January 1, 2014. On June 29, 2012, the Company’s $300,000 remaining loan balance owed to Mr. Lo had accrued interest of $40,000 for a total $340,000 liability. On that date, the Company settled the obligation in exchange for 4,000,000 shares of the Company’s common stock. The estimated fair value of the shares issued, based on the value of third party share issuances for cash in that same timeframe, approximated $0.51 per share or $2,040,000. Accordingly, the Company recognized a $1,700,000 loss on debt extinguishment.

Other Debt—On November 14, 2010, the Company entered into a secured financing arrangement for $39,300 with Chase Bank for the purchase of a motor vehicle. Under the terms of the arrangement, the Company makes a monthly principal payment of $655. The remaining balance as of September 30, 2012 is $24,235, which is the total balance for non-convertible notes payable. The remaining balance as of December 31, 2011 is $30,130.

In August 2012 the Company entered into a factoring arrangement with a financing institution pursuant to which the Company sells eligible receivables as defined in the related agreement on a full recourse basis. The agreement expires in August 2013 but is automatically extended unless the Company provides prior written notice to terminate the agreement between 45 and 90 days prior to expiration. The arrangement has been accounted as a financing. At September 30, 2012, the amount outstanding under the facility amounted to $530,550.

(3)	Statements of Cash Flows

Interest payments for the nine months ended September 30, 2012 and 2011 were approximately $110,676 and $136,021, respectively. No income taxes were paid in either period. During 2012, the Company issued 4,000,000 shares of common stock to settle debt and accrued interest of $340,000. The Company also exchanged convertible notes maturing in 2012 aggregating to $1,479,300 for an equivalent amount of convertible notes with similar terms expiring in 2013.

(4)	Contingencies

The Company is subject to legal actions and potential claims losses, incurred and reported, as well as incurred but not reported. A lawsuit was filed on January 20, 2011 against Seesmart Inc. on behalf of a distributor claiming a breach of their distribution agreement, which was entered into on April 29, 2010. On May 2, 2012, the Company settled the suit with the distributor.

In the ordinary course of conducting its business, the Company becomes involved in various claims and legal actions. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Company’s financial position, results of operations, or liquidity.

(5)	Related Party Transactions

The Company had two loans from Raymond Sjolseth, officer and shareholder. The Company repaid the outstanding balance of $300,000 during 2011.

The Company had two loans from Ken Ames, officer and shareholder. The Company repaid the outstanding balance of $300,000 during 2011.

The Company had a loan from Ask Diversified, a company affiliated with Raymond Sjolseth and Ken Ames, officers and shareholders. The Company repaid the outstanding balance of $214,170 during 2011.

In July 2012, the Company made loans to Ken Ames and Raymond Sjolseth, officers and shareholders, in the amount of $150,000 and $120,000, respectively. Mr. Ames repaid $40,000 of his loan in August 2012.

11

Seesmart Technologies, Inc.

Notes to Unaudited Condensed Financial Statements

The Company obtained management services from Progress 44, Inc., a company affiliated with Raymond Sjolseth, officer and shareholder. The Company paid $190,000 and $164,167 to Progress 44, Inc. for the nine months ended September 30, 2012 and 2011, respectively.

The Company obtained services from Ask Diversified, a company affiliated with Raymond Sjolseth and Ken Ames, officers and shareholders. The Company paid $0 and $207,671 to Ask Diversified for the nine months ended September 30, 2012 and 2011, respectively.

The Company obtained contract labor from Michelle Ames, a relative of Ken Ames, officer and shareholder. The Company paid $0 and $2,500 to Michelle Ames for the years ended September 30, 2012 and 2011, respectively.

A consulting firm owned by the Company’s chief operating officer, provides consulting services to a distributor of the Company. The Company recorded revenue totaling $1,205,407 and $936,991 from this distributor for the nine months ended September 30, 2012 and 2011, respectively. At September 30, 2012 and December 31, 2011, the Company had accounts receivable due from the distributor totaling $434,986 and $424,827, respectively.

On February 29, 2012, immediately prior to the merger with the Company, OneFi issued 12,601,383 shares to London Finance Group and its affiliates to settle pre merger obligations of OneFi. The Company’s chief financial officer from September 2012 to February 2013 (Former CFO) was affiliated with London Finance Group. As of September 30, 2012 and December 31, 2011, the Company had $95,000 and $5,000, respectively, accrued for services received from London Finance Group.

The Company’s Former CFO owned a majority interest in the Company’s Mexican distributor. The Company recorded revenues from its Mexican distributor totaling $67,070 and $0 for the nine months ended September 30, 2012 and 2011, respectively.

(6)	Subsequent Events

The Company evaluated subsequent events from the balance sheet date through March 22, 2013, the date at which the financial statements were available to be issued.

Subsequent to September 30, 2012, the Business redeemed $50,000 of a Convertible Note in a single transaction.

On December 20, 2012, Revolution Lighting Technologies, Inc. purchased all the shares of Seesmart Technologies, Inc. for consideration of approximately $10.1 million in cash, approximately 7.7 million common stock shares valued at approximately $5.0 million and 11,915 shares of convertible preferred stock valued at approximately $1.0 million.

Subsequent to the December 20, 2012, acquisition of the Business by Revolution Lighting Technologies, Inc., as described in Note 1, the Business received working capital contributions from Revolution aggregating approximately $5,345,000. Revolution also repaid the Business’ convertible debt aggregating $1,527,050 including principal, interest, and a 20% change-of-control premium on principal. It is expected that an additional $1,894,542 of convertible debt will also be repaid by Revolution.

On March 7, 2013, the Company notified its master logistics supplier of the Company’s intent to terminate its relationship.

12

Exhibit 99.3

Unaudited Pro Forma Condensed Consolidated Financial Statements

On December 20, 2012, Revolution Lighting Technologies, Inc. (“Revolution”) completed its acquisition of Seesmart Technologies, Inc. (“Seesmart”). The following unaudited pro forma condensed consolidated financial statements have been prepared to give pro forma effect to the completed acquisition, which was accounted for as a purchase, as if the acquisition, the related issuances of Revolution’s common stock, Series C preferred stock, Series D preferred stock, and the repayment of Seesmart’s outstanding convertible notes payable had occurred on the dates indicated.

The unaudited pro forma condensed consolidated financial statements include a balance sheet as of September 30, 2012 and statements of operations for the nine months ended September 30, 2012 and the year ended December 31, 2011. The unaudited pro forma condensed consolidated balance sheet was derived from the respective historical unaudited condensed consolidated balance sheets of Revolution and Seesmart as of September 30, 2012. The unaudited pro forma condensed consolidated statements of operations were derived from the respective historical unaudited statements of operations of Revolution and Seesmart for the nine months ended September 30, 2012 and the respective audited consolidated financial statements for the year ended December 31, 2011.

The unaudited pro forma condensed consolidated balance sheet gives effect to the acquisition and related transactions as if they had occurred on September 30, 2012. The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2012 and for the year ended December 31, 2011 gives effect to the acquisition and related transactions as if they had occurred on January 1, 2011.

The unaudited pro forma condensed consolidated financial statements, and the accompanying notes, should be read in conjunction with Revolution’s historical financial statements and related notes, Revolution’s “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in Revolution’s Annual Report on Form 10-K for the year ended December 31, 2011 and Quarterly Report on Form 10-Q for the nine months ended September 30, 2012, and Seesmart’s consolidated financial statements included elsewhere in this Current Report on Form 8-K/A.

The unaudited pro forma condensed consolidated financial statements presented are based on the assumptions and adjustments described in the accompanying notes. The unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes and are not indicative of what the financial position might have been or what results of operations might have been achieved had the acquisition and related transactions occurred as of the dates indicated or the financial position or results of operations that might be achieved for any future periods.

Revolution Lighting Technologies, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

	As of September 30, 2012
	Historical	Historical	Pro Forma		Pro Forma
	Revolution	Seesmart	Adjustments		Consolidated
ASSETS:
Current Assets:
Cash and cash equivalents	$4,297,721	$181,592	$9,936,326	A	$1,012,709
			(10,106,962)	B
			(3,295,968)	E
Trade accounts receivable, less allowance for doubtful accounts	594,640	1,762,635	—		2,357,275
Inventories, less reserves	1,336,677	951,335	—		2,288,012
Prepaid expenses	92,890	166,823	—		259,713
Other assets	8,772	230,178	—		238,950

Total current assets	6,330,700	3,292,563	(3,466,604)		6,156,659
Property and equipment	509,247	756,505	(513,903)	D	751,849
Accumulated depreciation and amortization	(364,131)	(513,903)	513,903	D	(364,131)

Net property and equipment	145,116	242,602	—		387,718
Goodwill	—	—	13,028,214	C	13,028,214
Other intangible assets, less accumulated amortization	1,418,841	—	9,692,000	C	11,110,841
Other assets, net	9,295	21,033	—		30,328

Total assets	$7,903,952	$3,556,198	$19,253,610		$30,713,760

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$772,642	$2,170,257	$—		$2,942,899
Accrued liabilities	135,707	1,329,240	(219,101)	E	1,245,846
Deferred revenue	—	225,339	—		225,339
Customer deposits	—	1,388,337	—		1,388,337
Factor liability	—	530,550	—		530,550
Other debt	—	24,235	—		24,235
Convertible notes payable	—	2,564,056	512,811	C	—
			(3,076,867)	E
Related party payable	3,868	—	—		3,868
Accrued compensation and benefits	91,337	—	—		91,337
Current portion of deferred rent	1,330	—	—		1,330
Other current liabilities	280	87,001	—		87,281

Total current liabilities	1,005,164	8,319,015	(2,783,157)		6,541,022
Deferred revenue	—	1,299,642	—		1,299,642

Total liabilities	1,005,164	9,618,657	(2,783,157)		7,840,664
Stockholders’ Equity:
Series B convertible preferred stock	$5,195,225	$—	$—		$5,195,225
Series C convertible preferred stock	—	—	9,936,326	A	9,936,326
Series D convertible preferred stock	—	—	1,006,402	B	1,006,402
Common stock	17,453	110,365	(110,365)	C	30,110
			12,657	B
Additional paid-in capital	50,638,575	7,007,662	(7,007,662)	C	55,657,498
			5,018,923	B
Accumulated deficit	(48,952,465)	(13,180,486)	13,180,486	C	(48,952,465)

Total stockholders’ equity	6,898,788	(6,062,459)	22,036,767		22,873,096

	$7,903,952	$3,556,198	$19,253,610		$30,713,760

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

Revolution Lighting Technologies, Inc.

Unaudited Pro Forma Condensed Consolidated Statements of Income

	For the Nine Months Ended September 30, 2012
	Historical	Historical	Pro Forma		Pro Forma
	Revolution	Seesmart	Adjustments		Consolidated
Revenue	$3,452,067	$5,942,396	$—		$9,394,463
Cost of sales	3,830,215	4,091,556	—		7,921,771

Gross (loss) profit	(378,148)	1,850,840	—		1,472,692
Operating expenses:
Selling, general and administrative	3,854,782	3,704,272	484,600	F	8,043,654
Research and development	448,920	539,427	—		988,347
Impairment charge	3,397,212	—	—		3,397,212

Total operating expenses	7,700,914	4,243,699	484,600		12,429,213

Operating loss	(8,079,062)	(2,392,859)	(484,600)		(10,956,521)
Non-operating income (expense):
Interest expense	(210,014)	(177,253)	146,580	G	(240,687)
Gain (loss) on debt restructuring	1,048,308	(1,700,000)	—		(651,692)
Other income	107	—	—		107

Total non-operating income (expense), net	838,401	(1,877,253)	146,580		(892,272)

Loss from continuing operations	$(7,240,661)	$(4,270,112)	$(338,020)		(11,848,793)

Basic and diluted loss per common share:
Loss from continuing operations	$(0.44)				$(0.49)

Basic and diluted weighted average shares Outstanding	16,474,716		7,740,893	H	24,215,609

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

Revolution Lighting Technologies, Inc.

Unaudited Pro Forma Condensed Consolidated Statements of Income

	For the Year Ended December 31, 2011
	Historical	Historical	Pro Forma		Pro Forma
	Revolution	Seesmart	Adjustments		Consolidated
Revenue	$8,987,848	$9,399,664	$—		$18,387,512
Cost of sales	7,075,063	6,284,536	—		13,359,599

Gross profit	1,912,785	3,115,128	—		5,027,913
Operating expenses:
Selling, general and administrative	5,981,212	4,901,634	646,133	F	11,528,979
Research and development	833,876	339,056	—		1,172,932
Impairment charge	407,369	—	—		407,369

Total operating expenses	7,222,457	5,240,690	646,133		13,109,280

Operating loss	(5,309,672)	(2,125,562)	(646,133)		(8,081,367)
Non-operating income (expense):
Interest expense	(126,731)	(257,380)	140,689	G	(243,422)
Interest income	569	—	—		569
Other income	10,920	—	—		10,920

Total non-operating expense, net	(115,242)	(257,380)	140,689		(231,933)

Loss from continuing operations	$(5,424,914)	$(2,382,942)	$(505,444)		$(8,313,300)

Basic and diluted loss per common share:
Loss from continuing operations	$(0.33)				$(0.34)

Basic and diluted weighted average shares outstanding	16,405,789		7,740,893	H	24,146,682

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

Revolution Lighting Technologies, Inc.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Note 1.	Basis of Presentation

The unaudited pro forma condensed consolidated statements of income of Revolution Lighting Technologies, Inc. (“Revolution”) for the nine months ended September 30, 2012 and the year ended December 31, 2011 give effect to the acquisition of Seesmart Holdings (“Seesmart”) the related issuances of common stock, Series C convertible preferred stock, Series D convertible preferred stock and the repayment of Seesmart’s convertible notes as if they had been completed on January 1, 2011. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2012 gives effect to the acquisition and related transactions as if they had occurred on September 30, 2012.

The unaudited pro forma condensed consolidated statements of income and unaudited pro forma condensed consolidated balance sheet were derived by adjusting Revolution’s historical financial statements for the acquisition of Seesmart. The unaudited pro forma condensed consolidated balance sheet and unaudited pro forma condensed consolidated statements of income are provided for informational purposes only and are not indicative of Revolution’s financial position or results of operations had the transaction been consummated on the dates indicated or financial position or results of operations for any future period or date.

The unaudited pro forma condensed consolidated balance sheet and unaudited condensed consolidated statements of income and accompanying notes should be read in conjunction with Revolution’s historical financial statements and related notes, Revolution’s “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in Revolution’s Annual Report on Form 10-K for the year ended December 31, 2011, and the Quarterly Report on Form 10-Q for the nine months ended September 30, 2012, and Seesmart’s consolidated financial statements included elsewhere in this Current Report on Form 8-K.

Note 2.	Preliminary Purchase Price

The unaudited pro forma condensed consolidated financial statements reflect a preliminary purchase price of $16,144,944, consisting of cash of $10,106,962 of which, $9,936,326 was financed through the issuance of Revolution’s Series C preferred stock and $170,636 using cash on hand, and the issuance of 11,915 shares of Series D convertible preferred stock valued at $1,006,402, net of issuance costs, and 7,740,893 shares of common stock valued at $5,031,580 on the date of the acquisition. The purchase price is subject to adjustment based on actual working capital which is to be finalized subsequent to the closing date, which has yet to be finalized.

In the accompanying September 30, 2012 unaudited pro forma condensed consolidated balance sheet, the total purchase price is allocated to the tangible and identifiable intangible assets and the liabilities of Seesmart based on their estimated fair values as of the date of the acquisition in accordance with the acquisition method of accounting and includes the estimated fair value of trademarks of $3,341,000 and customer relationships of $6,351,000. Preliminarily the excess of the purchase price over the fair value of acquired assets and liabilities (goodwill) is $13,028,214. The valuation of acquired assets and liabilities is preliminary and subject to adjustment, which may be material. The following summarizes the allocation of the purchase price:

Cash and cash equivalents	$181,592
Trade accounts receivable	1,762,635
Inventories	951,335
Goodwill	13,028,214
Other intangible assets	9,692,000
Other assets	660,636

Total assets	$26,276,412
Accounts payable and accrued liabilities	$3,499,497
Deferred revenue and customer deposits	2,913,318
Convertible notes payable	3,076,867
Other liabilities	641,786

Total liabilities	10,131,468

Preliminary purchase price	$16,144,944

No deferred income taxes are reflected in pro forma condensed consolidated financial statements as the estimated deferred assets of as of September 30,2012, for which a full valuation allowance as been provided, exceeds the deferred tax liability resulting from the recording the estimated fair value of amortizable intangibles.

Note 3.	Pro Forma Adjustments

The pro forma adjustments made herein are based upon management’s preliminary estimates of the value of the tangible and intangible assets acquired. These estimates are subject to finalization. Final allocation may differ materially from the estimates reflected in these proforma condensed consolidated financial statements

A – Issuance of Series C preferred stock, net of issuance costs, to fund the acquisition: Reflects the cash received and the issuance of Series C convertible preferred stock.

B – Record the purchase price, net of elimination entries: Reflects the cash consideration of $10,106,962, the issuance of 11,915 shares of Series D preferred stock valued at $1,006,402, net of issuance costs, on the date of the acquisition and the issuance 7,740,893 shares of common stock valued at $5,031,580 on the date of the acquisition.

C – Change in equity accounts due to acquisition and preliminary estimate of intangibles: Reflects the elimination of Seesmart’s historical equity accounts and recording estimated fair value of intangible assets acquired and goodwill. Also reflects the increase to the fair value of Seesmart’s convertible notes that were accelerated as a result of the change in control of Seesmart (Note E).

D – Record the fair value of property and equipment on the acquisition date: Property and equipment is generally valued at replacement cost less depreciation. Given the nature of the property and equipment and their short lives, their carrying amount approximates fair value.

E – Settlement of Seesmart’s convertible debt, accrued interest, and 20% premium on principal: The change of control resulting from the acquisition triggered an obligation to pay Seesmart’s convertible debt. The pro forma adjustment assumes settlement in cash although the Company has offered to settle the notes in common stock. The Company currently expects approximately 30% of the notes to be settled for common stock.

F – Record amortization on acquired intangible assets: The pro forma adjustment records amortization on the intangible assets acquired during the Seesmart acquisition. The pro forma amortization reflects an estimated useful life of 15 years which is consistent with the timing of the underlying cash flows.

G – Reduction in interest expense due to settlement of Seesmart’s convertible debt: The pro forma adjustment removes interest expense incurred by Seesmart on the convertible debt during the applicable periods.

H – Change in the Weighted Average Shares Outstanding: The weighted average shares outstanding have been increased to reflect the 7,740,893 shares issued or to be issued in connection with the Seesmart acquisition. The effect of additional shares issuable under the Series C and Series D preferred stock have not been included in the pro forma shares outstanding as their effect would be anti dilutive.

I – Provision for Income Taxes: No provision for income taxes has been reflected in the pro forma statements of income since any tax benefit recorded resulting the pro forma pre tax losses is offset by a corresponding increase in the valuation allowance.